UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Richard C. Noyes, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:    September 30

Date of reporting period:  October 1, 2016 – March 31, 2017

Item 1.	Reports to Stockholders.

# Clarkston Funds

# SEMI-ANNUAL REPORT

MARCH 31, 2017

Table  of Contents

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	5
Clarkston Fund	8
Clarkston Select Fund	11
Clarkston Founders Fund	14
Disclosure of Fund Expenses	17
Portfolios of Investments
Clarkston Partners Fund	19
Clarkston Fund	21
Clarkston Select Fund	23
Clarkston Founders Fund	25
Statements of Assets and Liabilities	27
Statements of Operations	30
Statements of Changes in Net Assets
Clarkston Partners Fund	32
Clarkston Fund	33
Clarkston Select Fund	34
Clarkston Founders Fund	35
Financial Highlights	36
Notes to Financial Statements	43
Additional Information	54

Clarkston Funds	Shareholder Letter

March 31, 2017 (Unaudited)

We would like to welcome two new funds to the Clarkston Funds family: Clarkston Founders Fund and Clarkston Select Fund. The Founders Fund will invest primarily in medium-capitalization companies, while the Select Fund will invest primarily in dividend paying medium- and large- capitalization companies. Each Fund in the Clarkston Funds family is managed in alignment with our “Quality/Value” philosophy.

Equity performance during the six months ended March 31, 2017, was driven largely by the U.S. presidential election. Donald Trump’s surprise victory drove higher the shares of any business thought by investors to benefit from his growth policies. The hopes of lower taxes, increased infrastructure spending, and relaxed legislation sent shares of small-cap, financial and industrial companies upward; all of which were expected to benefit from major themes outlined in President Trump’s plans.

During the fourth quarter of 2016, small-cap equities outperformed large-cap equities with the Russell 2000 Index, which measures the small-cap segment of the U.S. equity universe, gaining 8.83% versus 3.83% for the Russell 1000 Index, which measures the large-cap segment of the U.S. equity universe. The financial services and producer durables sectors drove almost 80% of the Russell 1000 Index’s return during the fourth quarter. The health care, technology, and consumer discretionary sectors were the worst performers. Russell “value” indices outperformed “growth” indices by a wide margin.

Investor appetite did a complete reversal in the first quarter of 2017. Market capitalizations and sectors that trailed in the fourth quarter of 2016 became the leaders in the first quarter of 2017 and vice versa. Large-cap equities outperformed small-caps in the first quarter of 2017, as the Russell 1000 Index gained 6.03% versus 2.47% for the Russell 2000 Index. The share prices of businesses in the financial services, producer durables, and energy sectors took a back seat to the technology, heath care, and consumer discretionary sectors; which drove just under 75% of the Russell 1000 Index’s performance during the first quarter. Investors chose Russell “growth” companies over Russell “value” companies.

This swift change in investor preferences is indicative of a market where the average investor is becoming increasingly short-term focused. Twenty-four-hour cable channels, financial technology (fintech) providers, and discount brokers have equipped investors, for better or for worse, with real-time data and information on which to form investment opinions. Large investment firms have provided these same investors with inexpensive and “easy to trade” investment vehicles with which to execute these short-term strategies.

The financial industry is known for innovation, especially in the field of the packaging and repackaging of investment products. Exchange-traded fund (“ETF”) providers have leveraged this ingenuity to create an ETF for just about any investment imaginable. Investors utilizing their own innovative spirits have adapted these ETFs to meet their short-term trading strategies; a phenomenon we believe to have influenced the sudden performance changes in sector, market-capitalization and style from the fourth quarter of 2016 to the first quarter of 2017.

This short-termism is in stark contrast to how we manage the Clarkston Funds. We apply one narrowly defined investment philosophy wrapped in a repeatable process that must be executed over an extended period, regardless of market environment. We work diligently to ensure this long-term emphasis. We drown-out the constant flow of inconsequential information and short-term share price volatility and instead focus on company fundamentals, which we believe to be more valuable in determining the merit of any investment.

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

March 31, 2017 (Unaudited)

The challenge with a long-term mindset is that it requires patience, discipline, and courage. We often are making unpopular decisions that require us to move in opposite direction of the crowd. Currently, our most unpopular decision is to hold a large portion of the assets in the Clarkston Funds in cash. This decision in no way reflects any short-term thoughts we have about the direction of the market. Our decision to let cash build is a direct result of our inability to find attractive investment opportunities based on the elevated prices the market is asking us to pay for quality businesses.

Several respected valuation models point to an overvalued market. At the end of March 2017, Robert Shiller’s cyclically adjusted price-earnings (“CAPE”) Ratio stood at 29.19. This level was surpassed only twice; once in 1929 before the “Great” Crash and then again during the internet bubble of the late 1990s. The stock market capitalization ratio to gross domestic product (“GDP”) made popular by Warren Buffet, has been flirting with its second highest level since the early 1950s. Finally, the S&P 500 Index market capitalization to sales ratio is approaching the elevated level it reached during the late 1990s.

Our internal valuation model echoes that of the market. Most businesses that we follow are fully to overvalued. Based on our own Internal Rate of Return (“IRR”) valuation model, we are seeing valuations in the 10% IRR neighborhood, on average, for companies that we follow with very few businesses trading above a more comfortable 12% IRR level. Several businesses are trading in the unattractive 7% to 9% range. Because we require at least a 10% IRR before we invest, it has been difficult for us to justify add ng to current holdings and/or adding new names to Clarkston Funds.

Some might argue that a 7% return is better than the zero the Funds are earning in cash; so why not invest the cash in a business with “less than 10% IRR”? We would be taking on the risk of impairing a Fund’s capital at a 7% IRR. Share prices tend to be mean reverting; in our view that means the business with a 7% IRR wants to “mean revert” to a 10% IRR. A company with an IRR of 7% reverts to 10% IRR in one of three ways; the price falls, the free cash flow grows, or both. If the former occurs and price falls, an investor will lose 30% on the initial investment. So, we wait patiently for the 10% IRR before investing because we are attempting to mitigate the risk of losing a Fund’s initial investment.

There were not many changes in the Funds’ portfolios over the past few months and thus the Funds have elevated cash balances. We are working harder than ever to identify new investment opportunities. For now, however, we are exercising patience within a long-term investment philosophy as we wait for those opportunities to present themselves. During this time when we believe opportunities are  scarce, we ask shareholders to exhibit the same long-term  focus and patience.

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

Semi-Annual Report | March 31, 2017	3

Clarkston Funds	Shareholder Letter

March 31, 2017 (Unaudited)

Russell “growth” indices include companies that exhibit higher price-to-book and forecasted earnings, and are used to provide a gauge of the performance of growth stocks in the U.S. Russell “value” indices include companies that exhibit lower price-to-book ratios and lower expected growth rates, and are used to provide a gauge of the performance of value stocks in the U.S.

Robert Shiller’s cyclically adjusted price-to-earnings ratio, commonly known as CAPE, is a forecasting model for long-term future stock returns and is defined as price divided by the average of ten years of earnings (moving average), adjusted for inflation.

Gross domestic product (“GDP”) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

The S&P 500 Index is an unmanaged index consisting of 500 stocks. Market capitalization to sales ratio is a company's market capitalization divided by its total sales over a 12-month period and is used to indicate how much the market values every dollar of a company’s sales.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in  time,  are  opinions  only  and should  not  be  relied  upon  as  investment  advice  regarding  a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

March 31, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	6.09%
LPL Financial Holdings, Inc.	5.80%
Willis Towers Watson PLC	5.52%
Legg Mason, Inc.	5.34%
Brown & Brown, Inc.	4.75%
Broadridge Financial Solutions, Inc.	4.02%
John Wiley & Sons, Inc., Class A	3.98%
Hillenbrand, Inc.	3.66%
Matthews International Corp., Class A	3.65%
Actuant Corp., Class A	2.88%
Top Ten Holdings	45.69%

Sector Allocation (as a % of Net Assets)*

Financial Services	34.61%
Producer Durables	19.96%
Consumer Discretionary	7.95%
Consumer Staples	4.11%
Materials & Processing	2.21%
Technology	1.86%
Cash, Cash Equivalents, & Other Net Assets	29.30%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | March 31, 2017	5

Clarkston Partners Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Performance (as of March 31, 2017)

	3 Month	6 Month	1 Year	Since Inception*
Clarkston Partners Fund ‐ Founders	2.97%	7.30%	14.63%	12.19%
Clarkston Partners Fund ‐ Institutional	2.89%	7.27%	14.50%	12.00%
Russell 2500TM Index TR	3.76%	10.11%	21.53%	12.35%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

March 31, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.02% and 0.85% and 1.16% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Semi-Annual Report | March 31, 2017	7

Clarkston Fund	Portfolio Update

March 31, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

General Electric Co.	6.01%
The Western Union Co.	5.42%
The Procter & Gamble Co.	5.13%
Sysco Corp.	4.94%
Johnson & Johnson	4.74%
PepsiCo, Inc.	4.26%
Microsoft Corp.	4.01%
American Express Co.	3.92%
Diageo PLC, Sponsored ADR	3.74%
Cisco Systems, Inc.	3.35%
Top Ten Holdings	45.52%

Sector Allocation (as a % of Net Assets)*

Financial Services	23.12%
Consumer Staples	22.88%
Producer Durables	12.37%
Health Care	10.92%
Technology	10.34%
Consumer Discretionary	4.07%
Cash, Cash Equivalents, & Other Net Assets	16.30%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of March 31, 2017)

	3 Month	6 Month	Since Inception*
Clarkston Fund ‐ Institutional	3.53%	7.15%	12.72%
Russell 1000® Index TR	6.03%	10.09%	16.72%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of  this communication.

Semi-Annual Report | March 31, 2017	9

Clarkston Fund	Portfolio Update

March 31, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.48% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

The Fund is new and has a limited operating history.

10	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio Update

March 31, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

General Electric Co.	6.41%
The Procter & Gamble Co.	5.79%
Sysco Corp.	5.02%
Microsoft Corp.	4.95%
PepsiCo, Inc.	4.81%
Johnson & Johnson	4.02%
The Western Union Co.	3.83%
Paychex, Inc.	3.80%
Anheuser-Busch InBev SA/NV, Sponsored ADR	3.54%
Pfizer, Inc.	3.38%
Top Ten Holdings	45.55%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	22.27%
Producer Durables	18.62%
Financial Services	16.16%
Technology	11.03%
Health Care	7.40%
Materials & Processing	2.49%
Consumer Discretionary	2.32%
Cash, Cash Equivalents, & Other Net Assets	19.71%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Semi-Annual Report | March 31, 2017	11

Clarkston Select Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of March 31, 2017)
	1 Month	Since Inception*
Clarkston Select Fund - Institutional	-0.17%	3.13%
Russell 1000® Index TR	0.06%	3.94%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

12	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio Update

March 31, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.28% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

The Fund is new and has a limited operating history.

Semi-Annual Report | March 31, 2017	13

Clarkston Founders Fund	Portfolio Update

March 31, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	6.32%
Willis Towers Watson PLC	5.76%
Sysco Corp.	5.64%
Broadridge Financial Solutions, Inc.	4.75%
Brown & Brown, Inc.	4.53%
Legg Mason, Inc.	3.92%
McCormick & Co., Inc.	3.53%
Stericycle, Inc.	3.30%
The Charles Schwab Corp.	2.85%
C.H. Robinson Worldwide, Inc.	2.60%
Top Ten Holdings	43.20%

Sector Allocation (as a % of Net Assets)*

Financial Services	33.56%
Producer Durables	15.68%
Consumer Staples	9.17%
Health Care	4.77%
Consumer Discretionary	2.82%
Materials & Processing	2.48%
Technology	1.74%
Cash, Cash Equivalents, & Other Net Assets	29.78%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

14	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of March 31, 2017)

	1 Month	Since Inception*
Clarkston Founders Fund - Institutional	-0.10%	2.70%
Russell Midcap® Index TR	-0.16%	2.67%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000 Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000 Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Semi-Annual Report | March 31, 2017	15

Clarkston Founders Fund	Portfolio Update

March 31, 2017 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2017 Prospectus), are 1.53% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

The Fund is new and has a limited operating history.

16	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, Clarkston Select Fund, or Clarkston Founders Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2016 – March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | March 31, 2017	17

Clarkston Funds	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expenses Paid, and During Period October 1, 2016 - March 31, 2017(b)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$1,073.00	0.85%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

Institutional Class
Actual	$1,000.00	$1,072.70	0.98%	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	0.98%	$4.94

Clarkston Fund
Institutional Class
Actual	$1,000.00	$1,071.50	0.67%	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	0.67%	$3.38

Clarkston Select Fund
Institutional Class
Actual(c)	$1,000.00	$1,031.30	0.70%	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53

Clarkston Founders Fund
Institutional Class
Actual(c)	$1,000.00	$1,027.00	0.95%	$1.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	0.95%	$4.78

(a)	Each Fund's expense ratios have been annualized based on the Fund's actual expenses for the period ending March 31, 2017.
(b)
Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

(c)	The actual expenses paid during the period (59 days) and beginning account value are based on the commencement of operations on February 1, 2017.

18	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (70.70%)
Consumer Discretionary (7.95%)
Cable One, Inc.	3,500	$2,185,645
John Wiley & Sons, Inc., Class A	500,000	26,900,000
Matthews International Corp., Class A	365,000	24,692,250
Total Consumer Discretionary		53,777,895

Consumer Staples (4.11%)
McCormick & Co., Inc.	150,000	14,632,500
Post Holdings, Inc.(a)	150,000	13,128,000
Total Consumer Staples		27,760,500

Financial Services (34.61%)
Broadridge Financial Solutions, Inc.	400,000	27,180,000
Brown & Brown, Inc.	770,000	32,124,400
Equifax, Inc.	60,000	8,204,400
Legg Mason, Inc.	1,000,000	36,110,000
LPL Financial Holdings, Inc.	985,000	39,232,550
Markel Corp.(a)	13,000	12,686,180
The Western Union Co.	2,025,000	41,208,750
Willis Towers Watson PLC	285,000	37,303,650
Total Financial Services		234,049,930

Materials & Processing (2.21%)
Fastenal Co.	290,000	14,935,000
Total Materials & Processing		14,935,000

Producer Durables (19.96%)
Actuant Corp., Class A	740,000	19,499,000
C.H. Robinson Worldwide, Inc.	210,000	16,230,900
Cintas Corp.	115,000	14,552,100
Graco, Inc.	110,000	10,355,400
Hillenbrand, Inc.	690,000	24,736,500
Landstar System, Inc.	220,000	18,843,000
Stericycle, Inc.(a)	220,000	18,235,800
Waters Corp.(a)	80,000	12,504,800
Total Producer Durables		134,957,500

Technology (1.86%)
IHS Markit Ltd.(a)	300,000	12,585,000
Total Technology		12,585,000

TOTAL COMMON STOCKS
(Cost $395,329,436)		478,065,825

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	19

Clarkston Partners Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

Shares	Value (Note 2)
Technology (continued)
TOTAL INVESTMENTS (70.70%) (Cost $395,329,436)	$478,065,825

Other Assets In Excess Of Liabilities (29.30%)	198,136,180
NET ASSETS (100.00%)	$676,202,005

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

20	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (83.70%)
Consumer Discretionary (4.07%)
Wal‐Mart Stores, Inc.	9,300	$670,344
The Walt Disney Co.	3,500	396,865
Total Consumer Discretionary		1,067,209

Consumer Staples (22.88%)
Anheuser‐Busch InBev SA/NV, Sponsored ADR	6,200	680,512
Diageo PLC, Sponsored ADR	8,500	982,430
Mondelez International, Inc., Class A	13,500	581,580
PepsiCo, Inc.	10,000	1,118,600
The Procter & Gamble Co.	15,000	1,347,750
Sysco Corp.	25,000	1,298,000
Total Consumer Staples		6,008,872

Financial Services (23.12%)
American Express Co.	13,000	1,028,430
Capital One Financial Corp.	9,000	779,940
The Charles Schwab Corp.	18,000	734,580
Markel Corp.(a)	275	268,362
MasterCard, Inc., Class A	3,500	393,645
US Bancorp	11,500	592,250
The Western Union Co.	70,000	1,424,500
Willis Towers Watson PLC	6,500	850,785
Total Financial Services		6,072,492

Health Care (10.92%)
AmerisourceBergen Corp.	3,000	265,500
Anthem, Inc.	3,000	496,140
Johnson & Johnson	10,000	1,245,500
McKesson Corp.	2,000	296,520
Medtronic PLC	7,000	563,920
Total Health Care		2,867,580

Producer Durables (12.37%)
C.H. Robinson Worldwide, Inc.	7,000	541,030
Emerson Electric Co.	9,000	538,740
General Electric Co.	53,000	1,579,400
United Parcel Service, Inc., Class B	5,500	590,150
Total Producer Durables		3,249,320

Technology (10.34%)
Cisco Systems, Inc.	26,000	878,800
International Business Machines Corp.	4,500	783,630

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	21

Clarkston Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	16,000	$1,053,760
Total Technology		2,716,190

TOTAL COMMON STOCKS (Cost $19,734,687)		21,981,663

TOTAL INVESTMENTS (83.70%) (Cost $19,734,687)		$21,981,663

Other Assets In Excess Of Liabilities (16.30%)		4,280,042
NET ASSETS (100.00%)		$26,261,705

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

22	www.clarkstonfunds.com

Clarkston Select Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (80.29%)
Consumer Discretionary (2.32%)
Wal‐Mart Stores, Inc.	3,000	$216,240
Total Consumer Discretionary		216,240

Consumer Staples (22.27%)
Anheuser‐Busch InBev SA/NV, Sponsored ADR	3,000	329,280
Diageo PLC, Sponsored ADR	2,500	288,950
PepsiCo, Inc.	4,000	447,440
The Procter & Gamble Co.	6,000	539,100
Sysco Corp.	9,000	467,280
Total Consumer Staples		2,072,050

Financial Services (16.16%)
American Express Co.	3,500	276,885
Broadridge Financial Solutions, Inc.	2,300	156,285
Capital One Financial Corp.	3,300	285,978
T Rowe Price Group, Inc.	2,500	170,375
US Bancorp	5,000	257,500
The Western Union Co.	17,500	356,125
Total Financial Services		1,503,148

Health Care (7.40%)
Johnson & Johnson	3,000	373,650
Pfizer, Inc.	9,200	314,732
Total Health Care		688,382

Materials & Processing (2.49%)
Fastenal Co.	4,500	231,750
Total Materials & Processing		231,750

Producer Durables (18.62%)
3M Co.	500	95,665
C.H. Robinson Worldwide, Inc.	2,300	177,767
Emerson Electric Co.	3,500	209,510
General Electric Co.	20,000	596,000
Paychex, Inc.	6,000	353,400
United Parcel Service, Inc., Class B	2,800	300,440
Total Producer Durables		1,732,782

Technology (11.03%)
Cisco Systems, Inc.	9,000	304,200
International Business Machines Corp.	1,500	261,210

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	23

Clarkston Select Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	7,000	$461,020
Total Technology		1,026,430

TOTAL COMMON STOCKS (Cost $7,278,192)		7,470,782

TOTAL INVESTMENTS (80.29%) (Cost $7,278,192)		$7,470,782

Other Assets In Excess Of Liabilities (19.71%)		1,833,991
NET ASSETS (100.00%)		$9,304,773

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (70.22%)
Consumer Discretionary (2.82%)
Discovery Communications, Inc., Class C(a)	11,000	$311,410
LKQ Corp.(a)	8,000	234,160
Total Consumer Discretionary		545,570

Consumer Staples (9.17%)
McCormick & Co., Inc.	7,000	682,850
Sysco Corp.	21,000	1,090,320
Total Consumer Staples		1,773,170

Financial Services (33.56%)
Broadridge Financial Solutions, Inc.	13,500	917,325
Brown & Brown, Inc.	21,000	876,120
The Charles Schwab Corp.	13,500	550,935
Equifax, Inc.	2,300	314,502
FactSet Research Systems, Inc.	1,500	247,365
Legg Mason, Inc.	21,000	758,310
Markel Corp.(a)	500	487,930
The Western Union Co.	60,000	1,221,000
Willis Towers Watson PLC	8,500	1,112,565
Total Financial Services		6,486,052

Health Care (4.77%)
AmerisourceBergen Corp.	2,500	221,250
DENTSPLY SIRONA, Inc.	6,000	374,640
McKesson Corp.	2,200	326,172
Total Health Care		922,062

Materials & Processing (2.48%)
Fastenal Co.	9,300	478,950
Total Materials & Processing		478,950

Producer Durables (15.68%)
C.H. Robinson Worldwide, Inc.	6,500	502,385
Cintas Corp.	3,000	379,620
Colfax Corp.(a)	7,700	302,302
Paychex, Inc.	8,000	471,200
Roper Technologies, Inc.	1,300	268,437
Stericycle, Inc.(a)	7,700	638,253
Waters Corp.(a)	3,000	468,930
Total Producer Durables		3,031,127

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	25

Clarkston Founders Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Technology (1.74%)
IHS Markit Ltd.(a)	8,000	$335,600
Total Technology		335,600

TOTAL COMMON STOCKS (Cost $13,145,559)		13,572,531

TOTAL INVESTMENTS (70.22%) (Cost $13,145,559)		$13,572,531

Other Assets In Excess Of Liabilities (29.78%)		5,755,100
NET ASSETS (100.00%)		$19,327,631

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets. (Unaudited)

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	CLARKSTON PARTNERS FUND	CLARKSTON FUND

ASSETS:
Investments, at value (Cost $395,329,436 and $19,734,687)	$478,065,825	$21,981,663
Cash & Cash Equivalents	198,006,157	4,258,504
Receivable for shares sold	278,949	–
Dividends receivable	658,050	40,151
Prepaid offering costs	–	369
Other Assets	42,697	19,266
Total Assets	677,051,678	26,299,953

LIABILITIES:
Administration and transfer agency fees payable	106,602	9,241
Payable for shares redeemed	151,439	–
Payable to adviser	388,079	727
Payable for distribution and service fees ‐ Institutional Class	110,690	7,920
Payable for printing	7,130	258
Payable for professional fees	42,729	16,675
Payable to trustees	2,093	–
Payable to Chief Compliance Officer	4,912	157
Accrued expenses and other liabilities	35,999	3,270
Total Liabilities	849,673	38,248
NET ASSETS	$676,202,005	$26,261,705

NET ASSETS CONSIST OF:
Paid‐in capital (Note 5)	$590,118,498	$23,939,086
Accumulated net investment income	384,300	74,627
Accumulated net realized gain on investments	2,962,818	1,016
Net unrealized appreciation on investments	82,736,389	2,246,976
NET ASSETS	$676,202,005	$26,261,705

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	27

Clarkston Funds	Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$11.78	N/A
Net Assets	$354,189,965	N/A
Shares of beneficial interest outstanding	30,076,963	N/A
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.76	$11.15
Net Assets	$322,012,040	$26,261,705
Shares of beneficial interest outstanding	27,388,162	2,354,661

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	CLARKSTON SELECT FUND	CLARKSTON FOUNDERS FUND

ASSETS:
Investments, at value (Cost $7,278,192 and $13,145,559)	$7,470,782	$13,572,531
Cash & Cash Equivalents	2,681,270	6,245,591
Receivable for shares sold	182,160	90
Receivable due from adviser	6,283	–
Dividends receivable	8,935	14,500
Total Assets	10,349,430	19,832,712

LIABILITIES:
Administration and transfer agency fees payable	5,404	6,478
Payable for investments purchased	1,024,495	479,903
Payable to adviser	–	2,201
Payable for distribution and service fees ‐ Institutional Class	1,219	2,936
Payable for printing	263	266
Payable for professional fees	4,833	4,841
Payable to trustees	154	151
Payable to Chief Compliance Officer	136	141
Accrued expenses and other liabilities	8,153	8,164
Total Liabilities	1,044,657	505,081
NET ASSETS	$9,304,773	$19,327,631

NET ASSETS CONSIST OF:
Paid‐in capital (Note 5)	$9,114,622	$18,895,892
Accumulated net investment income/(loss)	(2,439)	4,767
Net unrealized appreciation on investments	192,590	426,972
NET ASSETS	$9,304,773	$19,327,631

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.29	$10.27
Net Assets	$9,304,773	$19,327,631
Shares of beneficial interest outstanding	904,265	1,882,403

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	29

Clarkston Funds	Statements of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
INVESTMENT INCOME:
Dividends	$4,257,889	$232,611
Total Investment Income	4,257,889	232,611

EXPENSES:
Investment advisory fees (Note 6)	2,461,952	59,090
Administration fees	202,237	8,387
Shareholder service fees Institutional Class	192,712	13,827
Custodian fees	28,719	2,498
Legal fees	55,253	1,794
Audit and tax fees	10,713	9,695
Transfer agent fees	95,172	12,596
Trustees fees and expenses	41,949	1,458
Registration and filing fees	48,275	3,047
Printing fees	13,675	510
Chief Compliance Officer fees	14,541	527
Insurance expense	9,686	167
Offering costs	–	21,897
Other expenses	7,379	1,439
Total Expenses	3,182,263	136,932
Less fees waived/reimbursed by investment adviser
Founders Class (Note 6)	(197,923)	N/A
Institutional Class (Note 6)	(172,571)	(57,987)
Total fees waived/reimbursed by investment adviser	(370,494)	(57,987)
Net Expenses	2,811,769	78,945
NET INVESTMENT INCOME	1,446,120	153,666

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	3,415,247	48,652
Net realized gain	3,415,247	48,652
Change in unrealized appreciation on:
Investments	38,535,393	1,479,937
Net change	38,535,393	1,479,937

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	41,950,640	1,528,589
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,396,760	$1,682,255

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations

For the Period Ended March 31, 2017 (Unaudited)

	CLARKSTON SELECT FUND(a)	CLARKSTON FOUNDERS FUND(a)
INVESTMENT INCOME:
Dividends	$26,152	$32,140
Total Investment Income	26,152	32,140

EXPENSES:
Investment advisory fees (Note 6)	5,932	21,492
Administration fees	1,087	2,161
Shareholder service fees Institutional Class	1,780	4,298
Custodian fees	809	809
Legal fees	321	329
Audit and tax fees	4,512	4,512
Transfer agent fees	4,317	4,317
Trustees fees and expenses	161	168
Registration and filing fees	276	283
Printing fees	263	266
Chief Compliance Officer fees	136	141
Offering costs	6,697	6,697
Other expenses	373	375
Total Expenses	26,664	45,848
Less fees waived/reimbursed by investment adviser Institutional Class (Note 6)	(18,272)	(18,475)
Total fees waived/reimbursed by investment adviser	(18,272)	(18,475)
Net Expenses	8,392	27,373
NET INVESTMENT INCOME	17,760	4,767

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Change in unrealized appreciation on:
Investments	192,590	426,972
Net change	192,590	426,972

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	192,590	426,972
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$210,350	$431,739

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	31

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$1,446,120	$2,249,095
Net realized gain on investments	3,415,247	3,777,861
Net change in unrealized appreciation on investments	38,535,393	48,070,769
Net increase in net assets resulting from operations	43,396,760	54,097,725

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Founders Class	(1,616,473)	(243,684)
Institutional Class	(1,336,459)	(204,594)
From net realized gains on investments:
Founders Class	(2,235,203)	–
Institutional Class	(1,995,087)	–
Total distributions	(7,183,222)	(448,278)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders
Shares sold	38,608,114	164,645,963
Dividends reinvested	122,626	243,684
Shares redeemed	(12,130,339)	(13,965,015)
Net increase from beneficial share transactions	26,600,401	150,924,632

Institutional Class
Shares sold	91,269,994	334,694,172
Dividends reinvested	3,265,521	199,826
Shares redeemed	(32,049,493)	(114,871,126)
Net increase from beneficial share transactions	62,486,022	220,022,872

Net increase in net assets	125,299,961	424,596,951

NET ASSETS:
Beginning of period	550,902,044	126,305,093
End of period (including accumulated net investment income of $384,300 and $1,891,112)	$676,202,005	$550,902,044

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Period Ended September 30, 2016(a)
OPERATIONS:
Net investment income	$153,666	$113,393
Net realized gain on investments	48,652	–
Net change in unrealized appreciation on investments	1,479,937	767,039
Net increase in net assets resulting from operations	1,682,255	880,432

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(206,854)	–
From net realized gains on investments:
Institutional Class	(47,636)	–
Total distributions	(254,490)	–

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	6,125,533	19,603,769
Dividends reinvested	254,490	–
Shares redeemed	(1,719,084)	(311,200)
Net increase from beneficial share transactions	4,660,939	19,292,569

Net increase in net assets	6,088,704	20,173,001

NET ASSETS:
Beginning of period	20,173,001	–
End of period (including accumulated net investment income of $74,627 and $127,815)	$26,261,705	$20,173,001

(a)	Commenced operations on April 4, 2016.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	33

Clarkston Select Fund	Statements of Changes in Net Assets

For the Period Ended March 31, 2017(a) (Unaudited)
OPERATIONS:
Net investment income	$17,760
Net change in unrealized appreciation on investments	192,590
Net increase in net assets resulting from operations	210,350

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(20,199)
Total distributions	(20,199)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	9,355,440
Dividends reinvested	20,199
Shares redeemed	(261,017)
Net increase from beneficial share transactions	9,114,622

Net increase in net assets	9,304,773

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income/(loss) of $(2,439))	$9,304,773

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Founders Fund	Statements of Changes in Net Assets

For the Period Ended March 31, 2017(a) (Unaudited)
OPERATIONS:
Net investment income	$4,767
Net change in unrealized appreciation on investments	426,972
Net increase in net assets resulting from operations	431,739

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	19,411,805
Shares redeemed	(515,913)
Net increase from beneficial share transactions	18,895,892

Net increase in net assets	19,327,631

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $4,767)	$19,327,631

(a)	Commenced operations on February 1, 2017.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	35

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.11		$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.03		0.06		0.00	(c)
Net realized and unrealized gain/(loss) on investments	0.78		1.37		(0.30)
Total from investment operations	0.81		1.43		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.06)		(0.02)		–
From net realized gains on investments	(0.08)		–		–
Total Distributions	(0.14)		(0.02)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.67		1.41		(0.30)
NET ASSET VALUE, END OF PERIOD	$11.78		$11.11		$9.70

TOTAL RETURN(d)	7.30%		14.73	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$354,190		$308,607		$126,281

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.97	%(f)	1.02%		1.81	%(f)
Operating expenses including reimbursement/waiver	0.85	%(f)	0.85%		0.85	%(f)
Net investment income including reimbursement/waiver	0.53	%(f)	0.62%		0.05	%(f)

PORTFOLIO TURNOVER RATE(g)	10%		16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	37

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.09		$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.02		0.05		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	0.78		1.35		(0.30)
Total from investment operations	0.80		1.40		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.01)		–
From net realized gains on investments	(0.08)		–		–
Total Distributions	(0.13)		(0.01)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.67		1.39		(0.30)
NET ASSET VALUE, END OF PERIOD	$11.76		$11.09		$9.70

TOTAL RETURN(d)	7.27%		14.47	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$322,012		$242,295		$24

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.10	%(f)	1.16%		1.96	%(f)
Operating expenses including reimbursement/waiver	0.98	%(f)(g)	1.00%		1.00	%(f)
Net investment income/(loss) including reimbursement/waiver	0.40	%(f)	0.46%		(0.10	%)(f)

PORTFOLIO TURNOVER RATE(h)	10%		16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than ($0.005) per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended March 31, 2017, for the prior fiscal year in the amount of 0.01% of average net assets of Institutional shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	39

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Period Ended September 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.52		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.07		0.08
Net realized and unrealized gain on investments	0.68		0.44
Total from investment operations	0.75		0.52

LESS DISTRIBUTIONS:
From net investment income	(0.10)		–
From net realized gains on investments	(0.02)		–
Total Distributions	(0.12)		–
NET INCREASE IN NET ASSET VALUE	0.63		0.52
NET ASSET VALUE, END OF PERIOD	$11.15		$10.52

TOTAL RETURN(c)	7.15%		5.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$26,262		$20,173

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.16	%(d)	1.48	%(d)
Operating expenses including reimbursement/waiver	0.67	%(d)(e)	0.70	%(d)
Net investment income/(loss) including reimbursement/waiver	1.30	%(d)	1.36	%(d)

PORTFOLIO TURNOVER RATE(f)	5%		0%

(a)	Commenced operations on April 4, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended March 31, 2017, for the prior fiscal year in the amount of 0.02% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Select Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended March 31, 2017(a) (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized gain on investments	0.29
Total from investment operations	0.31

LESS DISTRIBUTIONS:
From net investment income	(0.02)
Total Distributions	(0.02)
NET INCREASE IN NET ASSET VALUE	0.29
NET ASSET VALUE, END OF PERIOD	$10.29

TOTAL RETURN(c)	3.13%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,305

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.22	%(d)
Operating expenses including reimbursement/waiver	0.70	%(d)
Net investment income/(loss) including reimbursement/waiver	1.48	%(d)

PORTFOLIO TURNOVER RATE(e)	0%

(a)	Commenced operations on February 1, 2017.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	41

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended March 31, 2017(a) (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.00	(c)
Net realized and unrealized gain on investments	0.27
Total from investment operations	0.27

NET INCREASE IN NET ASSET VALUE	0.27
NET ASSET VALUE, END OF PERIOD	$10.27

TOTAL RETURN(d)	2.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$19,328

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.59	%(e)
Operating expenses including reimbursement/waiver	0.95	%(e)
Net investment income/(loss) including reimbursement/waiver	0.17	%(e)

PORTFOLIO TURNOVER RATE(f)	0%

(a)	Commenced operations on February 1, 2017.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

42	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

1.  ORGANIZATION

ALPS  Series  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open‐end  management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This Semi‐Annual Report describes the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non‐diversified and the primary investment objectives are to achieve long‐term capital appreciation, as well as current income for the Clarkston Select Fund. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Funds have limited operating histories. The Funds do not have any operations before September 16, 2015 for the Clarkston Partners Fund, April 4, 2016 for the Clarkston Fund, February 1, 2017 for the Clarkston Select Fund and February 1, 2017 for the Clarkston Founders Fund, other than those relating to the sale and issuance of the Funds’ initial shares to ALPS Fund Services, Inc. (“ALPS”), the Funds’ Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds  are  considered  investment  companies  under  U.S.  GAAP  and  follow  the  accounting  and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment  Valuation:  The  Funds  generally  value  their  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange‐traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Semi-Annual Report | March 31, 2017	43

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the  Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

44	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

The  following  is  a  summary  of  the  inputs  used  to  value  the  Funds’  investments  as  of  March 31, 2017:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$53,777,895	$–	$–	$53,777,895
Consumer Staples	27,760,500	–	–	27,760,500
Financial Services	234,049,930	–	–	234,049,930
Materials & Processing	14,935,000	–	–	14,935,000
Producer Durables	134,957,500	–	–	134,957,500
Technology	12,585,000	–	–	12,585,000
Total	$478,065,825	$–	$–	$478,065,825

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,067,209	$–	$–	$1,067,209
Consumer Staples	6,008,872	–	–	6,008,872
Financial Services	6,072,492	–	–	6,072,492
Health Care	2,867,580	–	–	2,867,580
Producer Durables	3,249,320	–	–	3,249,320
Technology	2,716,190	–	–	2,716,190
Total	$21,981,663	$–	$–	$21,981,663

Semi-Annual Report | March 31, 2017	45

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Clarkston Select Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$216,240	$–	$–	$216,240
Consumer Staples	2,072,050	–	–	2,072,050
Financial Services	1,503,148	–	–	1,503,148
Health Care	688,382	–	–	688,382
Materials & Processing	231,750	–	–	231,750
Producer Durables	1,732,782	–	–	1,732,782
Technology	1,026,430	–	–	1,026,430
Total	$7,470,782	$–	$–	$7,470,782

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$545,570	$–	$–	$545,570
Consumer Staples	1,773,170	–	–	1,773,170
Financial Services	6,486,052	–	–	6,486,052
Health Care	922,062	–	–	922,062
Materials & Processing	478,950	–	–	478,950
Producer Durables	3,031,127	–	–	3,031,127
Technology	335,600	–	–	335,600
Total	$13,572,531	$–	$–	$13,572,531

The Funds recognize transfers between levels as of the end of the period. For the period ended March 31, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering  Costs:  The  Clarkston  Fund,  the  Clarkston  Select  Fund  and  the  Clarkston  Founders  Fund  incurred offering  costs during  the  period  ended  March  31,  2017.  These offering  costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through March 31, 2017 are shown on the Funds’ Statement of Operations and amounts that remain to be amortized are shown on the Funds’ Statement of Assets and Liabilities.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

46	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2017, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision  for  income  tax  is  required  in  the  Funds’  financial  statements  related  to  these  tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis) for financial reporting purposes. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized  gains  and  losses  and  net  investment  income  are  allocated  daily  to  each  class  in proportion to its average daily net assets.

Distributions  to  Shareholders:  The  Clarkston  Partners  Fund,  Clarkston  Fund  and  Clarkston Founders Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. The Clarkston Select Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short‐term capital gains. Long‐term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Semi-Annual Report | March 31, 2017	47

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

3.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period  from  net  investment  income  or  net  realized  gains  may  differ  from  its  ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or  realized  gain  were  recorded  by  the  Fund.  The  amounts  and  characteristics  of  tax  basis distributions  and  composition  of  distributable  earnings/(accumulated  losses)  are  finalized  at  fiscal  year‐end.  Accordingly,  tax  basis  balances  have  not  been  determined  as  of  the  date  of  the Semi‐Annual Report.

The tax character of distributions paid by the Clarkston Partners Fund during the fiscal year ended September 30, 2016 was as follows:

Distributions Paid From:	2016
Ordinary Income	$448,278
Total	$448,278

There were no distributions paid by the Clarkston Fund during the fiscal period ended September 30, 2016 or the Clarkston Partners Fund for the fiscal period ended September 30, 2015.

Unrealized  Appreciation  and  Depreciation  on  Investments:  As  of  March  31,  2017,  the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Select Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$83,899,076	$2,305,832	$215,613	$496,142
Gross unrealized depreciation (excess of tax cost over value)	(1,614,553)	(58,856)	(23,023)	(69,170)
Net unrealized appreciation	$82,284,523	$2,246,976	$192,590	$426,972
Cost of investments for income tax purposes	$395,781,302	$19,734,687	$7,278,192	$13,145,559

48	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

4.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities, during the period ended March 31, 2017 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$47,988,470	$46,378,453
Clarkston Fund	5,456,740	1,030,758
Clarkston Select Fund	7,278,192	–
Clarkston Founders Fund	13,145,559	–

5.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre‐emptive  rights.  Neither  the  Funds  nor  any  of  their  creditors  have  the  right  to  require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Semi-Annual Report | March 31, 2017	49

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Period Ended September 30, 2016

Clarkston Partners Fund
Founders Class
Shares sold	3,343,886	16,080,830
Shares issued in reinvestment of distributions to shareholders	10,663	24,396
Shares redeemed	(1,057,152)	(1,341,410)
Net increase in shares outstanding	2,297,397	14,763,816
Institutional Class
Shares sold	8,066,345	32,679,127
Shares issued in reinvestment of distributions to shareholders	284,204	19,999
Shares redeemed	(2,801,060)	(10,862,954)
Net increase in shares outstanding	5,549,489	21,836,172

Clarkston Fund(a)
Institutional Class
Shares sold	570,871	1,948,035
Shares issued in reinvestment of distributions to shareholders	23,542	–
Shares redeemed	(157,402)	(30,385)
Net increase in shares outstanding	437,011	1,917,650

Clarkston Select Fund(b)
Institutional Class
Shares sold	927,568	N/A
Shares issued in reinvestment of distributions to shareholders	1,965	N/A
Shares redeemed	(25,268)	N/A
Net increase in shares outstanding	904,265	N/A

Clarkston Founders Fund(b)
Institutional Class
Shares sold	1,932,588	N/A
Shares issued in reinvestment of distributions to shareholders	–	N/A
Shares redeemed	(50,185)	N/A
Net increase in shares outstanding	1,882,403	N/A

(a)	Commenced operations on April 4, 2016.
(b)	Commenced operations on February 1, 2017.

50	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more  controlled  companies,  of  more  than  25%  of  the  voting  securities  of  a  company. Approximately 85% of the outstanding shares of the Clarkston Partners Fund are held by two record shareholders: one is an omnibus account and one is a record shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 84% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 84% of the outstanding shares of the Clarkston Select Fund are owned by one omnibus account. Approximately 76% of the outstanding shares of the Clarkston Founders Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

6.  MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund, respectively. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one‐year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon  30  days’  written  notice.  The Adviser  may  terminate  the  Advisory  Agreement  upon  60  days’ notice.

Pursuant  to a fee waiver letter agreement (the “Fee  Waiver  Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees (for the Clarkston Partners Fund), brokerage expenses, interest expenses, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares, 0.55% of the Clarkston Select Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Fee Waiver Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. Fees waived or reimbursed for the period ended March 31, 2017 are disclosed in the Statement of Operations.

For the period ended March 31, 2017, the fee waivers and/or reimbursements were $197,923, $172,571,  $57,987,  $18,272,  and  $18,475  for  the  Clarkston  Partners  Fund  Founders  Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, Clarkston Select Fund Institutional Class and Clarkston Founders Fund Institutional Class, respectively.

Semi-Annual Report | March 31, 2017	51

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

As of September 30, 2016, the balances of recoupable expenses for each Fund were as follows:

	Expiring in 2018	Expiring in 2019
Clarkston Partners Fund
Founders	50,396	368,096
Institutional	10	301,646
Clarkston Fund
Institutional	–	64,723

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year or period ended March 31, 2017 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out‐of‐pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement  with  the  Trust.  Under  this  agreement,  ALPS  is  paid  an  annual  fee  for  services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out‐of‐pocket expenses.

Compliance Services: ALPS provides services as each Fund’s Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a‐1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out‐of‐pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds.  The Distributor is not obligated to sell any particular amount of shares and is not entitled to  any  compensation  for  its  services  as  the  Funds’  principal  underwriter  pursuant  to  the  Distribution Agreement.

Each  Fund  has  adopted  a  shareholder  services  plan  (“Shareholder  Services  Plan”)  for  its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker‐dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

52	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

March 31, 2017 (Unaudited)

7.  TRUSTEES

As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. Prior to October 1, 2016, The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting  attended  and  $2,000  for  each  special  in‐person  Board  meeting  attended.  The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  SECURITIES AND EXCHANGE COMMISSION REGULATIONS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S‐X, which will require  standardized,  enhanced disclosure  about  derivatives  in  investment  company  financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

10.  RECENT ACCOUNTING PRONOUNCEMENT

In  December  2016,  the  Financial  Accounting  Standards  Board  ("FASB")  issued  Accounting Standards Update (“ASU”) 2016‐19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting  periods,  including  interim  periods  within  those  annual  periods,  beginning  after December  15,  2016.  Management  is  currently  evaluating  the  impact  of  the  ASU  to  the  financial statements.

Semi-Annual Report | March 31, 2017	53

Clarkston Funds	Additional Information

March 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll‐free) at 1‐844‐680‐6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll‐free) at 1‐844‐680‐6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Funds’ Forms N‐Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS

On February 19, 2016, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Clarkston Capital Partners, LLC (“Clarkston Capital”) with respect to the proposed Clarkston Founders Fund and the proposed Clarkston Select Fund (the “New Clarkston Funds”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with Clarkston Capital, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the New Clarkston Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust on behalf of the New Clarkston Funds to Clarkston Capital of 0.50% of the Clarkston Select Fund’s daily average net assets and of 0.75% of the Clarkston Founders Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by Clarkston Capital to the New Clarkston Funds.

The Trustees considered the information they received comparing each of the New Clarkston Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data. The Trustees noted that the peer group for the Clarkston Select Fund’s Institutional Class consisted of the Clarkston Select Fund and 14 other large value funds identified by the independent provider and that only institutional load funds were considered for inclusion in the expense group. The peer groups for the Clarkston Founders Fund’s Institutional Class consisted of the Clarkston Founders Fund and 10 other mid‐cap blend funds identified by the independent provider and that only institutional load funds were considered for inclusion in each expense group.

54	www.clarkstonfunds.com

Clarkston Funds	Additional Information

March 31, 2017 (Unaudited)

The Trustees noted that Clarkston Capital’s contractual advisory fee of 0.50% for the Clarkston Select Fund was below the peer group average of 0.703% and below the peer group median of 0.740% and that the Clarkston Select Fund’s Institutional Class total net estimated expense of 0.700% (after fee waiver and expense reimbursement) was below the peer group average of 0.885% and the peer group median of 0.910%. After further consideration, the Trustees determined that the contractual annual advisory fee and total net expense ratios (after fee waiver and expense reimbursement) for the Clarkston Select Fund were fair to the Clarkston Select Fund’s shareholders.

The Trustees further noted that Clarkston Capital’s contractual advisory fee of 0.75% for the Clarkston Founders Fund was below the peer group average of 0.771% and the same as the peer group median. The Trustees also noted that the Clarkston Founders Fund’s Institutional Class total net estimated expense of 0.95% (after fee waiver and expense reimbursement) was below the peer group average of 1.072% and below the peer group median of 1.050%. After further consideration, the Trustees determined that the contractual annual advisory fee and total net expense ratios (after fee waiver and expense reimbursement) for the Clarkston Founders Fund were fair to the Clarkston Founders Fund’s shareholders.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the New Clarkston Funds under the Investment Advisory Agreement with Clarkston Capital. The Trustees reviewed certain background materials supplied by Clarkston Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered Clarkston Capital’s investment advisory personnel, its history as an asset manager and its performance and the separately managed accounts under management by Clarkston Capital. The Trustees also reviewed the research and decision‐making processes utilized by Clarkston Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the New Clarkston Funds. The Trustees considered the background and experience of Clarkston Capital’s management in connection with the New Clarkston Funds, including reviewing the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day‐to‐day portfolio management of the New Clarkston Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Clarkston Capital’s Code of Ethics.

Performance: The Trustees noted that since the New Clarkston Funds have not yet begun operations, there is no performance of the New Clarkston Funds to be reviewed or analyzed at this time. The Trustees also noted that the Clarkston Select Fund would be managed in a substantially similar manner to Clarkston Capital’s dividend product, the performance of which is reflected in the product’s composite (the “Dividend Composite”). According to materials provided to the Trustees by Clarkston Capital, the Dividend Composite outperformed the Russell 1000 Index and S&P 500 Index from December 31, 2010 to December 31, 2015. The Trustees further noted that the Clarkston Founders Fund would be managed in a substantially similar manner to Clarkston Capital’s mid‐cap product, the performance of which is reflected in the product’s composite (the“Mid‐Cap Composite”). According to materials provided to the Trustees by Clarkston Capital, the Mid‐Cap Composite outperformed its Russell Mid‐Cap benchmark from December 31, 2014 to December 31, 2015. The Trustees further considered Clarkston Capital’s reputation generally and its investment techniques, risk management controls and decision‐making processes.

Semi-Annual Report | March 31, 2017	55

Clarkston Funds	Additional Information

March 31, 2017 (Unaudited)

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by Clarkston Capital regarding the Dividend Composite and the Mid‐Cap Composite that employ a comparable strategy to the Clarkston Select Fund and the Clarkston Founders Fund, respectively, and the fees charged with respect to such accounts.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Clarkston Capital based on the fees to be paid under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Clarkston Capital in connection with the operation of the New Clarkston Funds. The Trustees then reviewed and discussed the financial statement information provided by Clarkston Capital in order to analyze the financial condition and stability and profitability of Clarkston Capital.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the New Clarkston Funds would be passed along to the shareholders under the proposed Investment Advisory Agreement. The Trustees noted that economies of scale are anticipated as the New Clarkston Funds grow but are not anticipated in the near term as the size and timing of asset inflows into these Funds are not predictable at this time.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Clarkston Capital from its relationship with the New Clarkston Funds. They noted that Clarkston Capital does not participate in a commission management program where a portion of each trade commission is allocated to a commission manager for use in paying for soft dollar services provided by third parties. The Trustees further noted, however, that Clarkston Capital receives soft dollar benefits from certain brokers based on the level of trade volume executed with such brokers.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Clarkston Capital. In selecting Clarkston Capital and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●
the contractual annual advisory fees of 0.50% of the Clarkston Select Fund’s daily average net assets to be paid to Clarkston Capital under the Investment Advisory Agreement and the total net estimated expense of 0.70% for the Clarkston Select Fund’s Institutional Class, taking into account the contractual fee waiver in place, was fair to the Clarkston Select Fund’s shareholders;

●
the contractual annual advisory fees of 0.75% of the Clarkston Founders Fund’s daily average net assets to be paid to Clarkston Capital under the Investment Advisory Agreement and the total net estimated expense of 0.95% for the Clarkston Founders Fund’s Institutional Class, taking into account the contractual fee waiver in place, was fair to the Clarkston Founders Fund’s shareholders;

56	www.clarkstonfunds.com

Clarkston Funds	Additional Information

March 31, 2017 (Unaudited)

●	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the New Clarkston Funds, and Clarkston Capital, were reasonable;

●	the nature, extent and quality of services to be rendered by Clarkston Capital under the Investment Advisory Agreement were adequate;

●
although there was no performance history for the Clarkston Select Fund for the Board to consider, because the Clarkston Select Fund will be managed in a substantially similar manner to the Dividend Composite and the Dividend Composite had outperformed its benchmark for the five‐year period ended December 31, 2015 is a positive factor in the approval process;

●
although there was no performance history for the Clarkston Founders Fund for the Board to consider, because the Clarkston Founders Fund will be managed in a substantially similar manner to the Mid‐Cap Composite and the Mid‐Cap Composite had outperformed its benchmark for the quarterly and one‐year periods ended December 31, 2015 is a positive factor in the approval process;

●	it was noted that Clarkston Capital does not currently manage any institutional accounts in either the mid‐cap strategy or the dividend strategy that would allow for a direct fee comparison analysis;

●	the estimated profitability of Clarkston Capital in connection with the management of the New Clarkston Funds was not expected to be unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to Clarkston Capital in connection with its relationship with the New Clarkston Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Clarkston Capital’s compensation for investment advisory services is consistent with the best interests of the New Clarkston Funds and their shareholders.

Semi-Annual Report | March 31, 2017	57

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.

COGNIOS®
FUNDS

# COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class COGMX
Institutional Class COGIX

# SEMI-ANNUAL
MARCH 31, 2017

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	24
Additional Information	34

1-855-254-6467 | www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	March 31, 2017 (Unaudited)

Dear Shareholder,

Thank you for investing in the Cognios Market Neutral Large Cap Fund (the “Fund”) and for taking the time to review our Semi‐Annual Report for the six months ended March 31, 2017. We value this opportunity to offer insight into the Fund’s investment strategy and to offer commentary on the Fund’s performance and overall market conditions.

The Cognios Market Neutral Large Cap Fund employs a beta‐adjusted market neutral investment strategy that seeks to provide investors with returns that are non‐correlated to, or independent of, the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.) Additionally, by hedging out the general market movements in this Beta‐adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Regarding the state of the market, we continue to believe that valuations are elevated relative to historical norms. Bank of America Merrill Lynch released a snapshot as of March 31, 2017 of twenty various valuation metrics for the S&P 500 Index, which includes several that we follow. Of the twenty metrics, eighteen metrics were above historical average measurements. It is not only disconcerting that eighteen of the twenty metrics are above historical averages, but also the degree to which those metrics are above their respective historical average. The average margin for the current snapshot metric compared to its historical average for the twenty valuation factors is 31%. While the predictive power of valuation for short term stock performance is statistically low, over five and ten‐year time frames a prospective investor that purchases an S&P 500 Index fund or Exchange traded fund tends to enjoy better annualized returns when purchasing at lower valuations. Because of elevated valuations, the potential for increased volatility and the likelihood of rising interest rates, an allocation to market neutral equity strategies may make sense for long term investors looking to further diversify their portfolios.

Below you will find performance updates for the Fund.

During the six months ended March 31, 2017, the total return for the Institutional Class Shares (COGIX) was ‐2.48% and the total return for the Investor Class Shares (COGMX) was ‐2.71%. Over the same period, the HFRX Equity Market Neutral Index gained 0.26%, while the S&P 500 Index gained 10.12% on a total return basis. We are obviously disappointed by the decline of the shares over the past six months and we have spent a great deal of time analyzing the causes of the decline. We select stocks, both long and short, based on ROTA/ROME®, our proprietary investment selection and portfolio construction process. With this process, the Fund’s long positions are companies that generate high Returns On Tangible Assets (“ROTA”) and trade at attractive prices relative to the overall market, while the Fund’s short positions are companies that generate low ROTA and trade at unattractive prices relative to the overall market. Our investment thesis is built on basic fundamental economics: companies that generate the most profits and cash flow from assets employed in the business are worth more than companies with lower profits and less cash flow over time. This seems intuitive and the strength of this concept is demonstrated when we analyze historical stock market returns. If we look back at the constituents of the S&P 500 Index over the last fifteen years and rank the constituent companies based on ROTA each year, the two hundred fifty companies with the highest ROTA generate more Alpha than the two hundred  fifty   companies  with  the  lowest  ROTA   in  thirteen  out  of   those  fifteen  years. Unfortunately, 2016 was one of the outlier years, primarily the second half of the year, and was the most significant driving factor of the decline in the Fund’s shares.

Semi‐Annual Report | March 31, 2017	1

Cognios Market Neutral Large Cap Fund

Shareholder Letter	March 31, 2017 (Unaudited)

Over the course of the six months ended March 31,  2017,  the Fund held seventy‐two long positions and one hundred fifty‐nine short positions. Forty‐nine of the seventy‐two long positions were profitable and forty‐five of the one hundred fifty‐nine short positions were profitable for the period. Long positions generated total profits of $12,104,480 while short positions generated total losses of $15,044,927 during the period. The long positions generated a 9.1% gain on average equity capital while the short positions generated losses of 11.3% on average equity capital. The table below displays the top five most profitable long and short positions for the six months ended March 31, 2017.

Longs			Shorts
Ticker	Company	Profits	Ticker	Company	Profits
RTN	Raytheon Company	$1,036,734	REGN	Regeneron Pharmaceuticals	$260,235
MCD	McDonald’s Corp.	$939,827	SWN	Southwestern Energy Co.	$258,343
MMM	3M Company	$892,485	NWL	Newell Brands Inc.	$165,553
FFIV	F5 Networks Inc.	$856,412	HES	Hess Corporation	$164,576
CLX	Clorox Company	$837,223	MNK	Mallinckrodt PLC	$150,796

The performance data is obviously important; but since the portfolio is hedged and designed to be market neutral, the independence of the performance versus the S&P 500 Index is also very important. Beta,  Alpha,  Correlation and R  Squared are statistics that are commonly  used to measure this independence. We track these measures on a monthly basis (39 data points) and the data, since inception, is presented in the tables below:

	Beta to the S&P 500[1]	Annualized Alpha to the S&P 500
COGIX	0.12	2.34%
COGMX	0.13	2.06%

	Correlation of Returns to the S&P 500 Index[2]	R Squared of Returns to the S&P 500 Index[3]
COGIX	16.9%	2.9%
COGMX	17.1%	2.9%

As the tables above indicate, Beta, Correlation and R Squared are all low, meaning that the performance of the Fund is statistically independent of the performance of the S&P 500 Index. Meanwhile, the Alpha of the Fund remains positive, even with the recent difficult performance of the Fund. We hope that this statistic continues to move higher in the future with improved performance and expect the Fund to continue generating returns independent of the S&P 500 Index.

2	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	March 31, 2017 (Unaudited)

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Cognios Market Neutral Large Cap Fund, please contact your  account  manager  or  financial  adviser,  or  call  one  of  our  shareholder  associates at 855‐254‐6467.

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley	Francisco Bido

Portfolio Managers
Cognios Capital, LLC

[1]
Beta is the statistical measure of the sensitivity of a company’s stock price to the movement of a broad stock market index. For the Fund, the Adviser uses a company stock price Beta relative to the S&P 500 Index. A Beta of 1.0 means a stock generally moves up and down in proportion to the movement of the stock market. A Beta greater than 1.0 means a stock generally moves up and down more than the movement of the stock market. A Beta less than 1.0 means that a stock generally moves up and down less than the movement of the stock market.

[2]	Correlation is the statistical measure of how two securities move in relation to one another.
[3]
R Squared is the coefficient of determination and indicates how well data points fit in a model. In the example in the above table, 2.9% of the monthly movement in share price of COGIX can be explained by the movement of the S&P 500 Index.

[4]
The Standard & Poor's 500 Index (S&P 500) is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.

Semi‐Annual Report | March 31, 2017	3

Cognios Market Neutral Large Cap Fund

Portfolio Update	March 31, 2017 (Unaudited)

Performance (as of March 31, 2017)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Cognios Market Neutral Large Cap Fund - Investor	0.42%	-2.71%	-6.66%	3.72%	3.71%
Cognios Market Neutral Large Cap Fund - Institutional	0.52%	-2.48%	-6.41%	3.98%	3.97%
S&P 500® Total Return Index(a)	6.07%	10.12%	17.17%	10.37%	15.03%
HFRX Equity Market Neutral Index(b)	1.51%	0.26%	-1.09%	1.04%	1.63%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when  sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 855.254.6467 or by visiting www.cogniosfunds.com.

*	Fund’s inception date is December 31, 2012.

(a)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

(b)
The HFRX Equity Market Neutral Index is a common benchmark for long/ short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also "qualified clients" as defined by the SEC).

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund's Investor Class and Institutional Class shares (as reported in the January 28, 2017 Prospectus) are 4.08% and 3.84% and 3.81% and 3.56% respectively. Total Annual Fund Operating Expenses excluding Dividend Expense (dividends paid on borrowed securities), Borrowing Costs and Brokerage Expenses on Securities Sold Short are: Investor Class 2.23% Institutional Class 1.99%, while Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Dividend Expenses, Borrowing Costs and Brokerage Expenses on securities sold short are: Investor Class 1.96% Institutional Class 1.71%. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

4	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update	March 31, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Basic Materials - Long	0.58%
Basic Materials (Short)	-2.01%
Communications - Long	9.13%
Communications (Short)	-9.60%
Consumer Cyclical - Long	22.52%
Consumer Cyclical (Short)	-8.77%
Consumer Non-cyclical - Long	29.88%
Consumer Non-cyclical (Short)	-11.62%
Diversified (Short)	-0.06%
Energy - Long	0.84%
Energy (Short)	-7.41%
Financials (Short)	-15.90%
Industrials - Long	26.74%
Industrials (Short)	-6.12%
Technology - Long	25.89%
Technology (Short)	-12.91%
Utilities - Long	0.29%
Utilities (Short)	-0.86%
Cash, Cash Equivalents, & Other Net Assets	59.39%
TOTAL	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Semi‐Annual Report | March 31, 2017	5

Cognios Market Neutral Large Cap Fund

Portfolio Update	March 31, 2017 (Unaudited)

Top 10 Long Positions (as a % of Net Assets)*

Security	Ticker	Weight^
Michael Kors Holdings, Ltd.	KORS	6.18%
Gilead Sciences, Inc.	GILD	5.78%
VeriSign, Inc.	VRSN	5.57%
McDonald's Corp.	MCD	5.46%
3M Co.	MMM	5.44%
United Parcel Service, Inc. - Class B	UPS	5.40%
Kimberly-Clark Corp.	KMB	5.32%
Fiserv, Inc.	FISV	5.32%
Raytheon Co.	RTN	5.30%
Autozone, Inc.	AZO	5.29%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.
^	Position Rank based on percentage of net assets

6	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Disclosure of Fund Expenses	March 31, 2017 (Unaudited)

Examples. As a shareholder of the Cognios Market Neutral Large Cap Fund (the “Fund”), you incur two  types  of  costs:  (1)  transaction  costs,  (2)  ongoing  costs,  including  management  fees, distribution  and  service  (12b‐1)  fees  and  other  Fund  expenses.  The  following  examples  are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2016 – March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expenses Paid, and During Period October 1, 2016 - March 31, 2017(b)
Investor Class
Actual	$1,000.00	$972.90	3.81%	$18.74
Hypothetical (5% return before expenses)	$1,000.00	$1,005.93	3.81%	$19.05

Institutional Class
Actual	$1,000.00	$975.20	3.57%	$17.58
Hypothetical (5% return before expenses)	$1,000.00	$1,007.13	3.57%	$17.86

(a)
Annualized, based on the Fund's most recent fiscal half-year expenses.  Expense ratio excluding interest expense and dividends paid on borrowed securities is 1.95% and 1.70% for Investor Class and Institutional Class, respectively.

(b)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi‐Annual Report | March 31, 2017	7

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (115.87%)
Basic Materials (0.58%)
LyondellBasell Industries NV ‐ Class A(a)	7,450	$679,366
Total Basic Materials		679,366

Communications (9.13%)
Alphabet, Inc. ‐ Class A(a)(b)	4,917	4,168,632
VeriSign, Inc.(a)(b)	74,942	6,528,198
Total Communications		10,696,830

Consumer Cyclical (22.52%)
Autozone, Inc.(a)(b)	8,574	6,199,431
Bed Bath & Beyond, Inc.(a)	17,323	683,566
Delta Air Lines, Inc.(a)	13,579	624,091
The Gap, Inc.(a)	29,030	705,139
Kohl's Corp.(a)	16,705	665,026
McDonald's Corp.(a)	49,329	6,393,532
Michael Kors Holdings, Ltd.(a)(b)	189,827	7,234,307
Nordstrom, Inc.(a)	15,529	723,185
Signet Jewelers, Ltd.(a)	5,394	373,642
The TJX Cos, Inc.(a)	26,842	2,122,665
United Continental Holdings, Inc.(a)(b)	9,241	652,784
Total Consumer Cyclical		26,377,368

Consumer Non‐cyclical (29.88%)
Centene Corp.(a)(b)	9,725	693,003
Clorox Co.(a)	30,760	4,147,371
Endo International PLC(a)(b)	55,120	615,139
Envision Healthcare Corp.(a)(b)	65,016	3,986,781
General Mills, Inc.(a)	103,960	6,134,680
Gilead Sciences, Inc.(a)	99,654	6,768,500
Kimberly‐Clark Corp.(a)	47,376	6,236,103
Philip Morris International, Inc.(a)	38,243	4,317,635
Quest Diagnostics, Inc.(a)	21,366	2,097,927
Total Consumer Non‐cyclical		34,997,139

Energy (0.84%)
Baker Hughes, Inc.(a)	11,290	675,368
Transocean, Ltd.(a)(b)	24,786	308,585
Total Energy		983,953

Industrials (26.74%)
3M Co.(a)	33,317	6,374,542
Amphenol Corp. ‐ Class A(a)	59,774	4,254,116
L‐3 Communications Holdings, Inc.(a)	37,145	6,139,697
Northrop Grumman Corp.(a)	8,529	2,028,537

See Notes to Financial Statements.

8	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Industrials (continued)
Raytheon Co.(a)	40,689	$6,205,072
United Parcel Service, Inc. ‐ Class B(a)	58,949	6,325,228
Total Industrials		31,327,192

Technology (25.89%)
Accenture PLC ‐ Class A(a)	33,950	4,069,926
Apple, Inc.(a)	15,051	2,162,227
CA, Inc.(a)	193,053	6,123,641
Fiserv, Inc.(a)(b)	54,002	6,226,971
HP, Inc.(a)	39,689	709,639
International Business Machines Corp.(a)	34,759	6,052,932
Microsoft Corp.(a)	32,410	2,134,523
Oracle Corp.(a)	49,019	2,186,738
Pitney Bowes, Inc.(a)	49,996	655,447
Total Technology		30,322,044

Utilities (0.29%)
AES Corp.(a)	30,542	341,460
Total Utilities		341,460

TOTAL COMMON STOCKS (Cost $130,473,226)		135,725,352

	7-Day Yield	Shares	Value (Note 2)
SHORT‐TERM INVESTMENTS (2.38%)
Money Market Fund (2.38%)
BlackRock Liquidity Treasury Fund(a)	0.15000%	2,792,611	2,792,611

TOTAL SHORT‐TERM INVESTMENTS (Cost $2,792,611)			2,792,611

TOTAL INVESTMENTS (118.25%) (Cost $133,265,837)			$138,517,963

SECURITIES SOLD SHORT (‐75.26%)
(Proceeds $80,448,102)			$(88,153,398)

Other Assets In Excess Of Liabilities (57.01%)			66,772,394	(c)
NET ASSETS (100.00%)			$117,136,959

See Notes to Financial Statements.

Semi‐Annual Report | March 31, 2017	9

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (‐75.26%)
Basic Materials (‐2.01%)
EI du Pont de Nemours & Co.	(29,318)	$(2,355,115)
Total Basic Materials		(2,355,115)

Communications (‐9.60%)
Amazon.com, Inc.	(3,318)	(2,941,540)
Charter Communications, Inc. ‐ Class A	(14,191)	(4,644,998)
NetFlix, Inc.	(12,218)	(1,805,942)
News Corp. ‐ Class A	(26,762)	(347,906)
Yahoo!, Inc.	(32,443)	(1,505,680)
Total Communications		(11,246,066)

Consumer Cyclical (‐8.77%)
Advance Auto Parts, Inc.	(3,633)	(538,629)
American Airlines Group, Inc.	(7,466)	(315,812)
Best Buy Co., Inc.	(14,748)	(724,864)
CarMax, Inc.	(8,415)	(498,336)
DR Horton, Inc.	(16,359)	(544,918)
Ford Motor Co.	(82,599)	(961,452)
General Motors Co.	(46,567)	(1,646,609)
The Goodyear Tire & Rubber Co.	(11,092)	(399,312)
Johnson Controls, International PLC	(40,923)	(1,723,677)
Lennar Corp. ‐ Class A	(8,861)	(453,595)
PulteGroup, Inc.	(40,384)	(951,043)
Royal Caribbean Cruises, Ltd.	(9,546)	(936,558)
Whirlpool Corp.	(3,362)	(576,012)
Total Consumer Cyclical		(10,270,817)

Consumer Non‐cyclical (‐11.62%)
Alexion Pharmaceuticals, Inc.	(7,589)	(920,090)
Boston Scientific Corp.	(106,647)	(2,652,311)
Dentsply Sirona, Inc.	(8,810)	(550,096)
Global Payments, Inc.	(7,031)	(567,261)
Hologic, Inc.	(13,829)	(588,424)
Mallinckrodt PLC	(6,797)	(302,942)
McKesson Corp.	(4,930)	(730,922)
Mondelez International, Inc. ‐ Class A	(52,134)	(2,245,933)
Moody's Corp.	(1,337)	(149,798)
Mylan NV	(22,607)	(881,447)
S&P Global, Inc.	(1,825)	(238,601)
Thermo Fisher Scientific, Inc.	(13,412)	(2,060,083)
Zimmer Biomet Holdings, Inc.	(6,793)	(829,493)

See Notes to Financial Statements.

10	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Consumer Non‐cyclical (continued)
Zoetis, Inc.	(16,748)	$(893,841)
Total Consumer Non‐cyclical		(13,611,242)

Diversified (‐0.06%)
Leucadia National Corp.	(2,521)	(65,546)
Total Diversified		(65,546)

Energy (‐7.41%)
Chesapeake Energy Corp.	(62,113)	(368,951)
Cimarex Energy Co.	(4,418)	(527,907)
Concho Resources, Inc.	(4,979)	(639,005)
First Solar, Inc.	(9,937)	(269,293)
Murphy Oil Corp.	(11,932)	(341,136)
National Oilwell Varco, Inc.	(13,636)	(546,667)
Noble Energy, Inc.	(18,990)	(652,117)
Pioneer Natural Resources Co.	(7,366)	(1,371,770)
Schlumberger, Ltd.	(34,511)	(2,695,309)
Southwestern Energy Co.	(73,272)	(598,632)
TechnipFMC PLC	(20,451)	(664,657)
Total Energy		(8,675,444)

Financials (‐15.90%)
Affiliated Managers Group, Inc.	(397)	(65,084)
American Express Co.	(6,286)	(497,286)
American International Group, Inc.	(6,905)	(431,079)
Ameriprise Financial, Inc.	(1,072)	(139,017)
Arthur J Gallagher & Co.	(1,260)	(71,240)
Bank of America Corp.	(70,338)	(1,659,273)
Bank of New York Mellon Corp.	(7,180)	(339,111)
BB&T Corp.	(5,596)	(250,141)
BlackRock, Inc.	(1,117)	(428,381)
Capital One Financial Corp.	(3,342)	(289,618)
CBRE Group, Inc. ‐ Class A	(15,589)	(542,341)
The Charles Schwab Corp.	(9,025)	(368,310)
Citigroup, Inc.	(19,109)	(1,143,100)
Citizens Financial Group, Inc.	(3,436)	(118,714)
Comerica, Inc.	(1,205)	(82,639)
Discover Financial Services	(2,696)	(184,379)
E*Trade Financial Corp.	(1,881)	(65,628)
Fifth Third Bancorp	(5,084)	(129,134)
Franklin Resources, Inc.	(3,983)	(167,844)
Goldman Sachs Group, Inc.	(2,779)	(638,392)
The Hartford Financial Services Group, Inc.	(2,576)	(123,828)

See Notes to Financial Statements.

Semi‐Annual Report | March 31, 2017	11

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Financials (continued)
Host Hotels & Resorts, Inc. ‐ REIT	(32,323)	$(603,147)
Huntington Bancshares, Inc.	(7,477)	(100,117)
Invesco, Ltd.	(2,840)	(86,989)
Iron Mountain, Inc. ‐ REIT	(15,529)	(553,919)
JPMorgan Chase & Co.	(24,671)	(2,167,101)
Keycorp	(7,431)	(132,123)
Lincoln National	(1,554)	(101,709)
Morgan Stanley	(12,984)	(556,235)
Navient Corp.	(2,064)	(30,465)
Northern Trust Corp.	(1,589)	(137,576)
Principal Financial Group, Inc.	(1,993)	(125,778)
Prologis, Inc. ‐ REIT	(41,953)	(2,176,522)
Prudential Financial, Inc.	(2,974)	(317,266)
Regions Financial Corp.	(8,218)	(119,408)
SL Green Realty Corp. ‐ REIT	(9,376)	(999,669)
State Street Corp.	(2,639)	(210,091)
SunTrust Banks, Inc.	(3,401)	(188,075)
Synchrony Financial	(5,693)	(195,270)
The Travelers Cos., Inc.	(1,954)	(235,535)
Unum Group	(1,594)	(74,743)
Vornado Realty Trust ‐ REIT	(8,501)	(852,735)
Weyerhaeuser Co. ‐ REIT	(25,568)	(868,801)
Zions Bancorporation	(1,392)	(58,464)
Total Financials		(18,626,277)

Industrials (‐6.12%)
Acuity Brands, Inc.	(2,656)	(541,824)
Flowserve Corp.	(11,820)	(572,324)
Martin Marietta Materials, Inc.	(2,527)	(551,518)
Mettler‐Toledo International, Inc.	(1,174)	(562,240)
Ryder System, Inc.	(4,490)	(338,726)
United Technologies Corp.	(24,907)	(2,794,815)
Vulcan Materials Co.	(10,288)	(1,239,498)
WestRock Co.	(11,009)	(572,798)
Total Industrials		(7,173,743)

Technology (‐12.91%)
Adobe Systems, Inc.	(16,784)	(2,184,102)
Autodesk, Inc.	(7,480)	(646,796)
Broadcom, Ltd.	(13,314)	(2,915,233)
Hewlett Packard Enterprise Co.	(130,644)	(3,096,263)
Micron Technology, Inc.	(36,263)	(1,048,001)
NVIDIA Corp.	(18,293)	(1,992,657)

See Notes to Financial Statements.

12	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Technology (continued)
Qorvo, Inc.	(13,995)	$(959,497)
Salesforce.com, Inc.	(23,454)	(1,934,720)
Xerox Corp.	(47,150)	(346,081)
Total Technology		(15,123,350)

Utilities (‐0.86%)
NRG Energy, Inc.	(53,786)	(1,005,798)
Total Utilities		(1,005,798)

TOTAL COMMON STOCKS (Proceeds $80,448,102)		(88,153,398)

TOTAL SECURITIES SOLD SHORT (‐75.26%) (Proceeds $80,448,102)		$(88,153,398)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of March 31, 2017, the aggregate market value of those securities was $71,564,163, which represents approximately 61.09% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Semi‐Annual Report | March 31, 2017	13

Cognios Market Neutral Large Cap Fund

Statement of Assets and Liabilities	March 31, 2017 (Unaudited)

ASSETS:
Investments, at value (cost $133,265,837)	$138,517,963
Segregated cash with brokers (Note 2)	285,595
Deposit with broker for securities sold short (Note 2)	66,609,205
Receivable for shares sold	177,601
Dividends receivable	102,334
Prepaid assets	31,329
Total Assets	205,724,027

LIABILITIES:
Securities sold short (proceeds 80,448,102)	88,153,398
Payable for dividends on short sales	101,620
Payable for shares redeemed	130,816
Payable to adviser	135,383
Payable for distribution and service fees	7,191
Payable to trustees	1,950
Payable to chief compliance officer	1,257
Payable to principal financial officer	820
Accrued expenses and other liabilities	54,633
Total Liabilities	88,587,068
NET ASSETS	$117,136,959

NET ASSETS CONSIST OF:
Paid‐in capital (Note 5)	$126,731,124
Accumulated net investment loss	(978,627)
Accumulated net realized loss	(6,162,368)
Net unrealized depreciation	(2,453,170)
NET ASSETS	$117,136,959

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.51
Net Assets	$32,861,634
Shares of beneficial interest outstanding	3,454,206
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.62
Net Assets	$84,275,325
Shares of beneficial interest outstanding	8,761,788

See Notes to Financial Statements.

14	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Statement of Operations	For the Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,429,367
Total Investment Income	1,429,367

EXPENSES:
Investment advisory fee (Note 6)	994,625
Dividend expense on securities sold short	951,085
Interest expense	282,487
Administration fee	74,286
Distribution and service fees
Investor Class	49,256
Custodian fee	10,734
Legal fees	19,145
Audit fees	9,149
Transfer agent fee	29,313
Delegated transfer agent equivalent services
Investor Class	1,319
Institutional Class	848
Trustees fees and expenses	8,575
Registration and filing fees	24,122
Printing fees	5,797
Chief compliance officer fee	9,824
Principal financial officer fee	4,987
Insurance expense	1,658
Other expenses	5,258
Total Expenses	2,482,468
Less fees waived/reimbursed by investment adviser
Investor Class	(22,906)
Institutional Class	(51,568)
Total fees waived/reimbursed by investment adviser (Note 6)	(74,474)
Net Expenses	2,407,994
NET INVESTMENT LOSS	(978,627)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	7,434,117
Securities sold short	(12,027,835)
Net realized loss	(4,593,718)

Change in unrealized appreciation/(depreciation) on:
Investments	3,248,648
Securities sold short	(2,067,316)
Net change	1,181,332

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(3,412,386)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,391,013)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	15

Cognios Market Neutral Large Cap Fund

Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
OPERATIONS:
Net investment loss	$(978,627)	$(1,100,414)
Net realized gain/(loss)	(4,593,718)	2,060,468
Net change in unrealized appreciation/(depreciation)	1,181,332	(4,313,673)
Net decrease in net assets resulting from operations	(4,391,013)	(3,353,619)
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor	(651,783)	(35,903)
Institutional	(1,426,049)	(58,099)
Total distributions	(2,077,832)	(94,002)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	10,696,791	63,300,469
Dividends reinvested	630,723	35,674
Shares redeemed	(20,275,232)	(24,373,872)
Net increase/(decrease) from beneficial share transactions	(8,947,718)	38,962,271
Institutional Class
Shares sold	21,244,295	117,037,344
Dividends reinvested	1,351,002	55,295
Shares redeemed	(47,320,325)	(11,983,550)
Net increase/(decrease) from beneficial share transactions	(24,725,028)	105,109,090
Net increase/(decrease) in net assets	(40,141,591)	140,623,739

NET ASSETS:
Beginning of period	157,278,550	16,654,811
End of period(including accumulated net investment loss of $(978,627) and $0)	$117,136,959	$157,278,550

See Notes to Financial Statements.

16	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Statement of Cash Flows	For the Six Months Ended March 31, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(4,391,013)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(142,634,828)
Proceeds from disposition of investment securities	203,202,634
Proceeds from securities sold short transactions	105,884,029
Purchases to cover securities sold short transactions	(140,185,341)
Net purchases of short-term investment securities	(247,901)
Net realized loss on investments and securities sold short	4,593,718
Net change in unrealized appreciation on investments and securities sold short	(1,181,332)
(Increase) decrease in assets:
Segregated cash with brokers	2,623,343
Deposit with broker for securities sold short	9,496,350
Dividends receivable	115,186
Prepaid assets	(18,934)
Increase (decrease) in liabilities:
Payable for dividends on short sales	22,959
Payable for distribution and service fees	(3,843)
Payable to adviser	(23,817)
Payable to trustees	(1,533)
Payable to chief compliance officer	(2,170)
Payable to principal financial officer	(14)
Accrued expenses and other liabilities	(22,825)
Net cash provided by operating activities	37,224,668

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from sale of shares	32,039,080
Cost of shares redeemed	(69,167,641)
Cash distributions paid	(96,107)
Net cash used in financing activities	(37,224,668)

NET INCREASE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	$–
CASH, END OF PERIOD	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$1,981,725

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	17

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.93	$9.68	$10.77		$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.08)	(0.15)	(0.20)		(0.17)	(0.12)
Net realized and unrealized gain/(loss) on investments	(0.19)	0.45	0.60		1.35	0.05
Total from investment operations	(0.27)	0.30	0.40		1.18	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.42)	0.25	(1.09)		0.84	(0.07)
NET ASSET VALUE, END OF PERIOD	$9.51	$9.93	$9.68		$10.77	$9.93

TOTAL RETURN(c)	(2.71%)	3.15%	4.47	%(d)	12.12%	(0.70%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$32,862	$43,779	$6,253		$5,699	$5,067

See Notes to Financial Statements.

18	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.92	%(e)	4.07%	6.06%		6.16%	6.27	%(e)
Operating expenses including reimbursement/ waiver	3.81	%(e)	3.80%	4.12	%(f)	4.26%	4.13	%(e)
Net investment loss including reimbursement/ waiver	(1.64	%)(e)	(1.53%)	(2.06%)		(1.71%)	(1.69	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	2.06	%(e)	2.22%	4.04%		4.15%	4.38	%(e)
Operating expenses including reimbursement/ waiver	1.95	%(e)	1.95%	2.10	%(f)	2.25%	2.25	%(e)
Net investment income including reimbursement/ waiver	0.22	%(e)	0.32%	(0.04%)		0.30%	0.19	%(e)

PORTFOLIO TURNOVER RATE(g)	91%		250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	19

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

(d)	In 2015, 0.31% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

20	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund ‐ Institutional Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$9.76	$10.82		$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)	(0.13)	(0.18)		(0.14)	(0.10)
Net realized and unrealized gain/(loss) on investments	(0.18)	0.44	0.61		1.35	0.05
Total from investment operations	(0.25)	0.31	0.43		1.21	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.15)	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.15)	(0.05)	(1.49)		(0.34)	–
NET INCREASE/ (DECREASE) IN NET ASSET VALUE	(0.40)	0.26	(1.06)		0.87	(0.05)
NET ASSET VALUE, END OF PERIOD	$9.62	$10.02	$9.76		$10.82	$9.95

TOTAL RETURN(c)	(2.48%)	3.23%	4.77	%(d)	12.41%	(0.50%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$84,275	$113,499	$10,402		$8,907	$6,128

See Notes to Financial Statements.

Semi‐Annual Report | March 31, 2017	21

Cognios Market Neutral Large Cap Fund ‐ Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	3.68	%(e)	3.83%	5.81%		5.45%	6.02	%(e)
Operating expenses including reimbursement/ waiver	3.57	%(e)	3.55%	3.86	%(f)	4.01%	3.88	%(e)
Net investment loss including reimbursement/ waiver	(1.41	%)(e)	(1.30%)	(1.80%)		(1.37%)	(1.42	%)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/ waiver	1.81	%(e)	1.98%	3.79%		3.43%	4.13	%(e)
Operating expenses including reimbursement/ waiver	1.70	%(e)	1.70%	1.84	%(f)	2.00%	2.00	%(e)
Net investment income including reimbursement/ waiver	0.46	%(e)	0.55%	0.21%		0.65%	0.46	%(e)
PORTFOLIO TURNOVER RATE(g)	91%		250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.33% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.

See Notes to Financial Statements.

22	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund ‐ Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

(e)	Annualized.
(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi‐Annual Report | March 31, 2017	23

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi‐annual report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long‐term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange‐traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi‐Annual Report | March 31, 2017	25

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$679,366	$–	$–	$679,366
Communications	10,696,830	–	–	10,696,830
Consumer Cyclical	26,377,368	–	–	26,377,368
Consumer Non‐cyclical	34,997,139	–	–	34,997,139
Energy	983,953	–	–	983,953
Industrials	31,327,192	–	–	31,327,192
Technology	30,322,044	–	–	30,322,044
Utilities	341,460	–	–	341,460
Short Term Investments	2,792,611	–	–	2,792,611
Total	$138,517,963	$–	$–	$138,517,963

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(2,355,115)	$–	$–	$(2,355,115)
Communications	(11,246,066)	–	–	(11,246,066)
Consumer Cyclical	(10,270,817)	–	–	(10,270,817)
Consumer Non‐cyclical	(13,611,242)	–	–	(13,611,242)
Diversified	(65,546)	–	–	(65,546)
Energy	(8,675,444)	–	–	(8,675,444)
Financials	(18,626,277)	–	–	(18,626,277)
Industrials	(7,173,743)	–	–	(7,173,743)
Technology	(15,123,350)	–	–	(15,123,350)
Utilities	(1,005,798)	–	–	(1,005,798)
Total	$(88,153,398)	$–	$–	$(88,153,398)

The Fund recognizes transfers between levels as of the end of the period. For the six months ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Fund sells securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked‐to‐market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of March 31, 2017, the Fund held securities sold short with a market value of $88,153,398.

Semi‐Annual Report | March 31, 2017	27

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

Credit and Counterparty Risks: The Company is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Company may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Other than securities sold short, the Company manages counterparty risk by entering into appropriate legally enforceable master netting agreements, or similar agreements which include provisions for offsetting positions, collateral, or both in the event of counterparty default or nonperformance.

3.	TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Accordingly, tax basis balances have not been determined as of the date of the semi‐annual.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$94,002	$1,541,660
Capital Gains	–	507,010
Total	$94,002	$2,048,670

28	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$5,445,134
Gross unrealized depreciation (excess of tax cost over value)	(2,832,632)
Net unrealized appreciation	$2,612,502
Cost of investments for income tax purposes	$135,905,461

4.	SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding securities sold short intended to be held for less than one year and short‐term securities, during the six months ended March 31, 2017, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$282,820,169	$309,087,411

5.	BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre‐emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Semi‐Annual Report | March 31, 2017	29

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
Investor Class
Shares sold	1,113,349	6,180,973
Shares issued in reinvestment of distributions to shareholders	66,044	3,666
Shares redeemed	(2,136,045)	(2,419,405)
Net increase/(decrease) in shares outstanding	(956,652)	3,765,234
Institutional Class
Shares sold	2,209,558	11,428,697
Shares issued in reinvestment of distributions to shareholders	140,000	5,642
Shares redeemed	(4,914,423)	(1,173,940)
Net increase/(decrease) in shares outstanding	(2,564,865)	10,260,399

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 96% of the shares outstanding are held within two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

6.	MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Cognios Capital, LLC (“Cognios Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by the Fund’s administrator and its affiliates (including, but not limited to, organizational expenses and offering costs), to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes,  dividends,  litigation  expenses,  indemnification  amounts,  borrowing  costs,  brokerage expenses and dividend expenses on securities sold short, distribution/12b 1 fees and extraordinary expenses) to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2018 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover expenses on a class by class basis expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. Fees waived or reimbursed for the period ended March 31, 2017 are disclosed in the Statement  of Operations.

30	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

For the six-month period ended March 31, 2017, the fee waivers and/or reimbursements were $22,906 and $51,568 for the Investor Class and Institutional Class, respectively.

As of September 30, 2016, the balances of recoupable expenses for each class were as follows:

	Expiring in 2017	Expiring in 2018	Expiring in 2019
Investor Class	92,010	116,046	71,553
Institutional Class	125,421	186,946	149,854

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund.  The Fund has agreed to pay expenses incurred in connection with its administrative  activities.  Pursuant  to  the  Administration,  Bookkeeping  and  Pricing  Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations.  The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months ended March 31, 2017 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement  with  the  Trust.  Under  this  agreement,  ALPS  is  paid  an  annual  fee  for  services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out of pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a 1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out of pocket expenses.

Principal Financial Officer: ALPS receives an annual fee for providing Principal Financial Officer services to the Fund and is reimbursed for certain out of pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation  for  its  services  as  the  Fund’s  principal  underwriter  pursuant  to  the  Distribution Agreement.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b 1 of the 1940 Act for its Investor Class shares. The Plan allows the Fund to use Investor Class assets to pay fees  in  connection  with  the  distribution  and  marketing  of  Investor  Class  shares  and/or  the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

7.	TRUSTEES

As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended.  Prior to October 1, 2016, The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting  attended  and  $2,000  for  each  special  in-person  Board  meeting  attended.   The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.	SECURITIES AND EXCHANGE COMMISSION REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure  about  derivatives  in  investment  company  financial  statements,  as  well  as  other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

32	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	March 31, 2017 (Unaudited)

10.	RECENT ACCOUNTING PRONOUNCEMENT

In  December  2016,  the  Financial  Accounting  Standards  Board  ("FASB")  issued  Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update  to  Accounting  Standards  Codification  Topic  820  (“Topic  820”),  Fair  Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

Semi-Annual Report | March 31, 2017	33

Cognios Market Neutral Large Cap Fund

Additional Information	March 31, 2017 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-254-6467, or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467 or (ii) on the SEC’s website at http://www.sec.gov.

2.	PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3.	DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AGREEMENT

On November 14, 2016, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Cognios Capital, LLC (“Cognios Capital”) in accordance with Section 15(c) of the 1940 Act.  The Independent Trustees met with independent legal counsel during  executive  session  and  discussed  the  Investment  Advisory  Agreement  and  other  related materials.

In renewing and approving the Investment Advisory Agreement with Cognios Capital, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Cognios Market Neutral Large Cap Fund (the “Cognios Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Cognios Fund to Cognios Capital of 1.50% of the Cognios Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by Cognios Capital to the Cognios Fund.

The Trustees considered the information they received comparing the Cognios Fund’s contractual annual advisory fee and overall expenses (net of waivers) with those of funds in the peer group selected by an independent consultant.  The Trustees noted the following:  (i) the Cognios Fund’s Investor Class total expense ratio of 2.10% is the same as its peer group average and the same as its peer group median; and (ii) the Cognios Fund’s Institutional Class total expense ratio of 1.84% is higher than the peer group average and is higher than the peer group median.  The Trustees additionally noted that while fees are on the higher end on a gross basis, they closer to the median with waivers that are in place.   After consideration, the Trustees further determined that the contractual annual advisory fee of 1.50% of the Cognios Fund and the total expense ratios of 2.10% for the Fund’s Investor Class and 1.84% for the Fund’s Institutional Class, respectively, taking into account the contractual fee waiver in place, are reasonable compared to others within the Cognios Fund’s peer group.

34	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Additional Information	March 31, 2017 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory Agreement:  The Trustees received and considered information regarding the nature, extent and quality of services provided to the Cognios Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Cognios Capital in its presentation, including its Form ADV. The Trustees reviewed and considered Cognios Capital’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Cognios Capital and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Cognios Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Cognios Fund, and concluded that Cognios Capital appears to have adequate resources.

The Trustees considered the background and experience of Cognios Capital’s management in connection  with  the  Cognios  Fund,  including  reviewing  the  qualifications,  backgrounds  and responsibilities  of  the  management  team  primarily  responsible  for  the  day-to-day  portfolio management of the Cognios Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees noted the high quality of the professional team employed by Cognios Capital and Cognios Capital’s responsiveness to inquiries by the Trustees.  The Trustees noted that Cognios Capital was subject to no disciplinary actions.

Performance: The Trustees reviewed performance information for the Cognios Fund’s Investor Class and Institutional Class shares for the one-year and year-to-date periods ended September 30, 2016.  That review included a comparison of the Cognios Fund’s performance to the performance of a peer group of comparable funds.  The Trustees noted that, for the one-year period ended September 30, 2016, the performance of the Cognios Fund’s Institutional Class ranked third in its peer group and the performance of the Cognios Fund’s Investor Class ranked second in its peer group.  The Trustees also considered Cognios Capital’s discussion of the top contributors to and detractors from the Cognios Fund’s performance results, as well as Cognios Capital’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted the favorable downside capture statistics, and generally approved of the Fund’s performance.

Accounts Using Comparable Strategies:  The Trustees reviewed the information provided by Cognios Capital regarding three other accounts that employ comparable strategies to the Cognios Fund and the fees charged with respect to such accounts. The Trustees noted Cognios Capital’s reporting of time allocated to each account advised.  The Trustees noted the similarly managed account which was charged a performance fee.

The  Adviser’s  Profitability:  The  Trustees  received  and  considered  a  current  and  projected profitability analysis prepared by Cognios Capital based on the fees paid under the Investment Advisory Agreement. The Trustees considered the profits, if any, that have been realized or are anticipated to be realized by Cognios Capital in connection with the operation of the Cognios Fund. The Trustees also reviewed and discussed the financial statement information provided by Cognios Capital for its fiscal year ended December 31, 2015, as well as for the year-to-date period ended September 30, 2016, in order to analyze the financial condition and stability and profitability of Cognios Capital.  The Trustees noted that Cognios Capital was operating at a loss but represented to the Trustees that it had the requisite support to provide services to the Cognios Fund.  The Trustees noted Cognios Capital’s undertaking to limit Cognios Fund expenses to 1.70% through January 18, 2018 compared to 1.95% in the prior expense limitation period.

Semi-Annual Report | March 31, 2017	35

Cognios Market Neutral Large Cap Fund

Additional Information	March 31, 2017 (Unaudited)

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Cognios Fund will be passed along to the shareholders under the Investment Advisory  Agreement.  The  Trustees  noted  Cognios  Capital’s  willingness  to  discuss  breakpoints  when appropriate.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by Cognios Capital from its relationship with the Cognios Fund, noting  that  Cognios  Capital  does  not  use  soft  dollars  and  does  not  have  any  soft-dollar arrangements.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary.  In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided,  the  Board  had  received sufficient information  to  approve the  Investment  Advisory Agreement with Cognios Capital.

The Board summarized its deliberations with respect to the proposed renewal of the Investment Advisory Agreement with Cognios Capital.  In selecting Cognios Capital as the Cognios Fund’s investment adviser and determining to renew the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was determinative.  Further, the Board noted that the Independent Trustees  were  advised  by  separate  independent  legal  counsel  throughout  the  process.  The Trustees, including all of the Independent Trustees, concluded that:

•
the contractual annual advisory fees of 1.50% of the Cognios Fund’s daily average net assets paid to Cognios Capital under the Investment Advisory Agreement and the total expense ratios of 1.95% and 1.70% for the Investment Class and Institutional Class, respectively, taking into account the contractual fee waiver in place, continue to be fair to the Cognios Fund’s shareholders;

•	the terms and provisions of the fee waiver letter agreement between the Trust, on behalf of the Cognios Fund, and Cognios Capital were not unreasonable;

•	the nature, extent and quality of services rendered by Cognios Capital under the Investment Advisory Agreement were adequate;

36	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Additional Information	March 31, 2017 (Unaudited)

•
while the performance history of the Cognios Fund was short in that the Fund did not yet have a three-year track record, the Cognios Fund’s performance compared favorably to its peer group for the most recent one-year and three-month periods;

•
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Cognios Capital’s other clients employing a comparable strategy to the Cognios Fund were not indicative of any unreasonableness with respect to the advisory fee payable by the Cognios Fund;

•	Cognios Capital had not realized a profit in 2015 and did not expect to realize any profits in connection with the operation of the Cognios Fund in 2016; and

•	there were no material economies of scale or other material incidental benefits accruing to Cognios Capital in connection with its relationship with the Cognios Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees,  including  all  of  the  Independent  Trustees,  concluded  that  Cognios  Capital’s compensation for investment advisory services is consistent with the best interests of the Cognios Fund and its shareholders.

Semi-Annual Report | March 31, 2017	37

*Must be accompanied or preceded by a prospectus.*

*The Cognios Market Neutral Large Cap Fund is distributed by ALPS Distributors, Inc.*

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Additional Information	24

DDJ Opportunistic High Yield Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Message from the President
Since my last letter in the fall of 2016, strong fixed income and equity market performance has continued, buoyed by expectations for stronger U.S. economic growth.  Within the market segments on which we primarily focus, high yield bonds have continued to outperform leveraged loans, though not to the extent experienced during the first three quarters of 2016.  Expectations for more robust economic growth in the U.S. are largely the result of the surprise election of Donald Trump as President of the United States in November. Mr. Trump, who campaigned on the promise of pro‐growth policies – primarily tax reform and deregulation – generated economic optimism that drove most risk markets higher after the election.   As of this writing, those pro‐growth policies have yet to be implemented, and therefore the timing and actual details of any such policies will likely be a key driver of market performance going forward.

In addition to the U.S., the outlook for global economic activity has improved at the margin, largely driven by expectations for higher growth in emerging market economies; however, given the relatively fragile state of many developed market economies outside the U.S., significant risks to growth still remain. In Europe, and the UK in particular, both the near and long‐term economic implications of Brexit are unknown. In Japan, low inflation and low growth rates leave the export‐dependent country vulnerable to any shock to the global economy. The U.S. economy is not without risks, many of them political in nature, with the upcoming debt ceiling debate and ability of the new administration to enact key reforms – primarily tax reform – potential risks that we will be monitoring closely.  In addition, globally, the geopolitical environment remains challenging and risks are tilted towards tensions escalating.

The impressive commodity price recovery, which began early in 2016, benefited the Metals & Mining and Energy sectors, which were the top two performing sectors in 2016.  That outperformance, however, has not continued during the first quarter of 2017, as commodity prices have generally stabilized.  While the strong recovery in commodity prices reduced the level of defaults that may have otherwise occurred, many commodity prices still remain well below the trading levels that existed before the downturn in prices began in mid‐2014, leaving numerous companies vulnerable to any  renewed  decline  in  commodity  prices.  In  November  2016,  OPEC  reached  an  agreement  to  cut  oil  production  levels  in  an  effort  to stabilize/boost oil prices. This effort appears to be having the desired effect thus far, though only time will tell the true sustainability and effectiveness of the production cuts. Examining the financial health of high yield issuers more broadly, based on available information at the time of this writing, certain average metrics used to gauge the creditworthiness of issuers, such as leverage ratios and interest coverage ratios, are indicating the overall fundamental condition of the leveraged credit market to be neutral. Absent any shock to the global economy, our expectation is that default rates overall should decline this year, as the increased defaults experienced in early 2016, primarily among companies in the commodities sectors, continue to roll out of the calculation.

In December 2015, the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate for the first time in almost nine years, signaling the beginning of a new interest rate cycle. At that time, the FOMC had forecasted four interest rate hikes in 2016, but due to weak growth in the U.S. and abroad, the only interest rate hike in 2016 came in December, at which time the FOMC forecasted three hikes in 2017.  The FOMC again raised rates in March of 2017, to a range of 0.75% to 1%, and did not alter their expectations for a total of three rate hikes for the full year, citing solid job gains and expectations for moderate increases in inflation. While the interest rate cycle in the U.S. appears to be gaining momentum, outside of the U.S., the central banks of the major developed market remain extremely accommodative. In the UK, EU, and Japan, benchmark interest rates set by the applicable central bank are presently 0.25%, 0% and ‐0.1%, respectively, with all three central banks continuing their asset purchase programs. Divergent monetary policy ‐ often cited as one reason for the strong performance of U.S. fixed income over the past year, particularly in the first half of 2016 ‐ clearly remains, and that divergence may be increasing. One critical interest rate that, in my opinion, does not get the attention it deserves, is the London Interbank Offered Rate, or LIBOR. LIBOR rose above the psychologically important, and, for many issuers of floating rate instruments, financially important level of 1% early in the first quarter, essentially raising the interest costs on trillions of dollars of LIBOR‐based loans outstanding.  Many leveraged loans issued since the financial crisis have a LIBOR floor, most commonly 1%, which essentially turns these floating rate loans into fixed rate loans as long as LIBOR is below the floor level. We are closely watching for any impact that  this increase in LIBOR above 1% might have on the leveraged loan market, from new issuance trends to potential negative impacts to the financial health of issuers of floating rate loans as their interest costs increase.

The Fund outperformed the BofA Merrill Lynch U.S. High Yield Non‐Financial Index for the six months ending March 31, 2017. This outperformance was partially the result of the Fund’s income advantage relative to the index, a characteristic that the Fund will typically exhibit. More specifically, the Fund’s positioning in certain areas contributed to relative performance, particularly the Fund’s overweight to CCC‐rated bonds and underweight to  BB‐rated  bonds.  CCC‐rated  bonds  have  experienced  a  significant  rally  since  the  lows  reached  in  February  2016,  particularly  among stressed/distressed CCC‐rated credits in the Energy and Metals & Mining sectors. However, it is important to note that although the Fund is overweight CCC‐rated instruments, generally, DDJ has limited its exposure to CCC‐rated bonds that are stressed and/or distressed. From a sector perspective, security selection in the Automotive and Healthcare sectors also benefited performance.

Typically, the high yield bonds and leveraged loans in which the Fund invests have less sensitivity to both upward and downward movements in the broader leveraged credit market. Our objective is to invest the Fund in leveraged credit instruments that offer a yield premium and, in the aggregate, a better fundamental profile than that of the overall high yield index. We believe that focusing the Fund on high yield investment opportunities that offe  a yield premi m, while continuing to emphasize downside protection with respect to each name in the portfolio, will ultimately generate outperformance with less volatility over the long‐term.

Semi-Annual Report | March 31, 2017	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

March 31, 2017 (Unaudited)

DDJ recognizes that a market environment such as the one experienced over the past 12‐18 months can present challenges for investors.  At DDJ, we believe that the best way to naviga e such volatile times is to rem in steadfast in our commitment to carefully monitoring the credits in which we invest through vigorous bottom‐up fundamental research.  It is important not to get caught up in short‐term price movements that might simply be market overreaction and therefore do not accurately reflect the fundamental strength of our investments.  We believe that over time this approach to investing and portfolio construction will provide the Fund with a more attractive risk‐versus‐reward profile when compared to the broader high yield market.

Sincerely,

David J. Breazzano
President, Chief Investment Officer and Portfolio Manager
DDJ Capital Management, LLC

The views and information discussed in this commentary are as of the date of public tion, are subject to change, and may not reflect the writer’s current views. The view expressed are hose of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recom endation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived om several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liab lity for losses either direct or c nsequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities excep for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index

Not FDIC Insured – No Bank Guarante – May Lose Value

Past per ormance does ot guarantee future results.

ALPS D stributors, Inc. is not affiliated with DDJ Capital Management, LLC.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance (as of March 31, 2017)

	3 Month	6 Month	1 Year	Since Inception*
DDJ Opportunistic High Yield Fund ‐ Institutional	3.59%	6.90%	15.92%	7.87%
DDJ Opportunistic High Yield Fund – Class I	3.67%	6.79%	15.84%	7.83%
DDJ Opportunistic High Yield Fund – Class II	3.51%	6.66%	15.45%	7.51%
BofA ML U.S. High Yield Non‐Financial I dex(a)	2.74%	4.69%	17.42%	6.88%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performa ce data quoted. Fund performance current to the most recent month-end s available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2 15.
(a)	The BofA Merrill Lynch U.S. High Yield Non-Financial Index is a subset of The BofA Merrill Lynch US High Yield Index but that excludes all securities of financ al issuers.

Returns of less than 1 ear are cumula ive.

Indices are not actively managed and do not reflect deduction for fees expenses or taxes. An investor cannot invest irectly in an index.

The returns shown abo e do not reflect the deduction of taxes a shareholder would pa ay on Fund distributions or redemption of Fund shares.

The total annual operat ng expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s nstitutional Class, Class I and Class II shares (as reported in t e January 28, 2017 Prospectus) are 5.19% and 5.10%, 6.18% and 0.79% and 0.89% and 1.14% respec ively. The Fund’s investment adviser has contractually agreed to limit expenses t rough January 31, 2018.

Performance of $10,000 Initial Investment (as of March 31, 2017)

The graph shown above represents historical performance of a hypot etical investment of $10,000 in the Fund since inception. Pa t performance does not guarantee future results. All returns reflect re nvested dividends, but do not reflect the deduction of taxes th t a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | March 31, 2017	3

DDJ Opportunistic High Yield Fund	Portfolio Update

March 31, 2017 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Cleaver‐Brooks, Inc.	4.20%
HRG Group, Inc.	4.11%
Opal Ac uisition, Inc.	3.45%
Tenet Healthcare Corp.	3.37%
Century Aluminum Co.	3.10%
Sterling Midco Holdings, Inc. (Sterling Holdings Ultimate Parent Inc.) Initial Loan (Second Lien)	2.96%
Berlin Packaging LLC, Initial Term Loan (Second Lien)	2.93%
American Tire Distributors, Inc.	2.82%
National Vision, Inc., Initial Term Laon (Second Lien)	2.63%
Asurion, LLC (Asurion Corp.), Term Loan (Second Lien)	2.60%
Top Ten Holdings	32.17%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2016 – March 31, 2017” to estimate the expenses you paid on your account during  this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the  other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have  been higher.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expense Paid During Period October 1, 2016 - March 31, 2017(b)
DDJ Opportunistic High Yield Fund
Institutional
Actual	$1,000.00	$1,069.00	0.79%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	0.79%	$3.98
Class I
Actual	$1,000.00	$1,067.90	0.89%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48
Class II
Actual	$1,000.00	$1,066.60	1.14%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	1.14%	$5.74

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2017	5

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
BANK LOANS (45.27%)
Basic Materials (2.24%)
New Arclin U.S. Holding Corp. ‐ Second Lien Term Loan
10.169% 02/14/2025	$30,000	$30,338
Optima Specialty Steel, Inc. DIP Loan
11.040% 10/31/2017 (a)(b)	140,000	140,000
Total Basic Materials		170,338

Communications (2.12%)
Ancestry.com Operations, Inc. ‐ Term Loan (Second Lien)
9.270% 10/19/2024	80,000	82,267
Getty Images, Inc. ‐ Initial Term Loan
4.750% 10/18/2019	89,766	78,854
Total Communications		161,121

Consumer Discretionary (5.63%)
Delta 2 (Lux) S.a.r.l (Formula One), Second Lien Facility
8.068% 07/29/2022	91,000	91,739
NVA Holdings, Inc. Term Loan (Second Lien)
8.147% 08/14/2022	110,000	111,054
Sterling Midco Holdings, Inc. (Sterling Holdings Ultimate Parent Inc.) Initial Loan (Second Lien)
8.897% 06/19/2023	230,000	225,400
Total Consumer Discretionary		428,193

Consumer Staples (1.35%)
PFS Holdings Corporation, Term Loan (Second Lien)
8.250% 01/31/2022	110,000	102,369
Total Consumer Staples		102,369

Consumer, Cyclical (5.78%)
BJ's Wholesale Club, Inc. ‐ Initial Term Loan (Second Lien)
L+7.500% 02/03/2025 (a)	10,000	9,785
Genoa Healthcare, Initial Term Loan (Second Lien)
9.146% 10/28/2024	90,000	90,900
National Vision, Inc., Initial Term Laon (Second Lien)
6.750% 03/11/2022	205,000	200,131
Parq Holdings Ltd., Closing Date Term Loan (First Lien)
8.500% 12/17/2020 (b)	140,317	138,914
Total Consumer, Cyclical		439,730

Consumer, Non‐cyclical (12.15%)
BioScrip, Inc. Revolving Credit
10.000% 07/31/2018 (a)(b)	40,000	40,000
BioScrip, Inc. Revolving Loan
8.000% 07/31/2018 (b)	19,357	19,067
Bioscrip, Inc., Delayed Draw Term Loan
6.500% 07/31/2020	38,642	38,448
BioScrip, Inc., Initial Term B Loan
6.500% 07/31/2020	64,402	64,080
Epic Health Services, Inc. ‐ Term Loan (Second Lien)
9.086% 03/31/2025	120,000	120,675
Heartland Dental Care LLC, Term Loan (Second Lien)
9.750% 06/21/2019	180,000	178,650

See Notes to Financial Statements.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

Lanai Holdings III, Inc., Initial Term Loan (Second Lien)
9.500% 08/28/2023	160,000	160,000
Packaging Coordinators Midco, Inc. ‐ Term Loan (Second Lien)
9.750% 06/29/2024	140,000	139,300
U.S. Renal Care, Inc., Term Loan (Second Lien)
L+8.00% 12/29/2023 (a)	160,000	144,000
Washington Inventory Service, Loan (Second Lien)
10.250% 06/20/2019 (c)	100,000	20,000
Total Consumer, Non‐cyclical		924,220

Financials (3.83%)
Asurion, LLC (Asurion Corp.), Term Loan (Second Lien)
8.500% 03/03/2021	195,000	197,730
Lonestar Intermediate Super Holdings LLC, Term Loan
10.000% 08/31/2021	90,000	93,825
Total Financials		291,555

Industrials (6.01%)
Berlin Packaging LLC, Initial Term Loan (Second Lien)
7.750% 09/30/2022	220,000	222,749
CPM Acquisition Corp. (Crown Acquisition Corp.), Initial Term Loan (Second Lien)
10.250% 04/10/2023 (b)	110,000	109,450
Lully Finance S.A.R.L (Lully Finance), Initial Term B‐1 Loan (Second Lien)
9.500% 10/16/2023	50,000	49,750
SRS Distribution, Inc. Initial Term Loan (Second Lien)
9.789% 02/24/2023	30,000	31,200
Utex Industries, Inc., Initial Loan (Second Lien)
8.250% 05/20/2022	50,000	44,010
Total Industrials		457,159

Materials (2.71%)
Avantor Performance Materials Holdings, Inc. ‐ Initial Term Loan (Second Lien)
9.250% 03/10/2025	93,385	94,086
L+8.250% 03/10/2025 (a)	4,105	4,136
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.), New Tranche B‐2 Term Loan
4.500% 09/05/2019	89,434	87,794
Miami Valley Steel Services Inc. ‐ Term Loan
10.500% 01/20/2023 (b)	20,000	20,000
Total Materials		206,016

Technology (3.45%)
Evergreen Skills Lux S.A.R.L., Initial Term Loan (First Lien)
L+4.750% 04/28/2021 (a)	149,034	137,485
Evergreen Skills Lux S.A.R.L., Initial Term Loan (Second Lien)
L+8.250% 04/28/2022 (a)	120,000	83,850
Optiv Inc. ‐ Initial Term Loan (Second Lien)
8.250% 01/13/2025	40,000	40,825
Total Technology		262,160

TOTAL BANK LOANS (Cost $3,464,811)		3,442,861

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

HIGH YIELD BONDS AND NOTES (50.81%)
Basic Materials (8.10%)
Century Aluminum Co.
7.500% 06/01/2021 (d)	235,000	235,588
Hexion, Inc.
6.625% 04/15/2020	190,000	175,275
International Wire Group, Inc.
10.750% 08/01/2021 (d)	80,000	78,000
Optima Specialty Steel, Inc.
12.000% 12/30/2016 (b)(c)	150,000	126,975
Total Basic Materials		615,838

Communications (4.42%)
CenturyLink, Inc., Series W
6.750% 12/01/2023	90,000	94,163
Clear Channel Worldwide Holdings, Inc., Series A
7.625% 03/15/2020	150,000	149,625
Clear Channel Worldwide Holdings, Inc., Series B
7.625% 03/15/2020	20,000	20,250
Qualitytech LP/QTS Finance Corp.
5.875% 08/01/2022	70,000	72,100
Total Communications		336,138

Consumer, Cyclical (3.21%)
American Tire Distributors, Inc.
10.250% 03/01/2022 (d)	210,000	214,725
MGM Resorts International
4.625% 09/01/2026	30,000	29,250
Total Consumer, Cyclical		243,975

Consumer, Non‐cyclical (9.68%)
IASIS Healthcare LLC / IASIS Capital Corp.
8.375% 05/15/2019	40,000	38,500
Opal Acquisition, Inc.
8.875% 12/15/2021 (d)	300,000	262,499
Simmons Foods, Inc.
7.875% 10/01/2021 (d)	130,000	136,825
Surgery Center Holdings, Inc.
8.875% 04/15/2021 (d)	40,000	42,400
Tenet Healthcare Corp.
6.750% 06/15/2023	260,000	256,100
Total Consumer, Non‐cyclical		736,324

Diversified (4.11%)
HRG Group, Inc.
7.750% 01/15/2022	295,000	312,700
Total Diversified		312,700

Energy (2.95%)
Forum Energy Technologies, Inc., Series WI
6.250% 10/01/2021	100,000	99,000
Jones Energy Holdings LLC / Jones Energy Finance Corp.
6.750% 04/01/2022	10,000	8,550
9.250% 03/15/2023	20,000	20,000
SESI LLC
7.125% 12/15/2021	85,000	86,488

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

Teine Energy Ltd.
6.875% 09/30/2022 (d)	10,000	10,250
Total Energy		224,288

Financials (2.35%)
Alliant Holdings Intermediate LLC
8.250% 08/01/2023 (d)	170,000	178,818
Total Financials		178,818

Industrials (14.32%)
Accudyne Industries Borrower / Accudyne Industries LLC
7.750% 12/15/2020 (d)	150,000	127,125
Cleaver‐Brooks, Inc.
8.750% 12/15/2019 (d)	310,000	319,687
Material Sciences Corp.
14.000% 06/22/2022 (b)(e)	100,000	93,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.
8.625% 06/01/2021 (d)	180,000	170,100
Real Alloy Holding, Inc.
10.000% 01/15/2019 (d)	175,000	177,187
TransDigm, Inc.
6.375% 06/15/2026	90,000	90,278
Xerium Technologies, Inc.
9.500% 08/15/2021	110,000	112,063
Total Industrials		1,089,440

Technology (1.67%)
Veritas US, Inc. / Veritas Bermuda Ltd.
7.500% 02/01/2023 (d)	120,000	126,900
Total Technology		126,900

TOTAL HIGH YIELD BONDS AND NOTES (Cost $3,662,460)		3,864,421

	Shares	Value (Note 2)
WARRANT (0.10%)
Industrials (0.10%)
Material Sciences Corp., Strike Price: $0.01, Expires 06/22/2022(b)(f)	5,549	7,436

TOTAL WARRANT (Cost $9,863)		7,436

TOTAL INVESTMENTS (96.18%) (Cost $7,137,134)		$7,314,718

Other Assets In Excess Of Liabilities (3.82%)		290,416

NET ASSETS (100.00%)		$7,605,134

(a)
All or a portion of this position has not settled as of March 31, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	9

DDJ Opportunistic High Yield Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

(c)	Security is currently in default.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of March 31, 2017, the market value of securities restricted under Rule 144A was $2,080,104, representing 27.35% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(e)	Payment in-kind
(f)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost $7,137,134)	$7,314,718
Cash and cash equivalents	359,846
Receivable for investments sold	68,487
Interest receivable	83,764
Receivable due from advisor	20,338
Prepaid expenses	14,022
Total Assets	7,861,175

LIABILITIES:
Payable for investments purchased	209,822
Payable for administration and transfer agency fees	21,789
Payable for distribution and services fees	920
Trustees' fees and expenses payable	153
Payable for Chief Compliance Officer fees	1,638
Payable for legal fees	2,206
Payable for audit and tax fees	14,068
Accrued expenses and other liabilities	5,445
Total Liabilities	256,041
NET ASSETS	$7,605,134

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$7,382,593
Accumulated net investment income	946
Accumulated net realized gain	44,011
Net unrealized appreciation	177,584
NET ASSETS	$7,605,134

PRICING OF SHARES
Institutional:
Net Asset Value, offering and redemption price per share	$9.94
Net Assets	$6,797,899
Shares of beneficial interest outstanding	683,883
Class I:
Net Asset Value, offering and redemption price per share	$9.94
Net Assets	$694,039
Shares of beneficial interest outstanding	69,838
Class II:
Net Asset Value, offering and redemption price per share	$9.93
Net Assets	$113,196
Shares of beneficial interest outstanding	11,398

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	11

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Interest income	$359,950
Total Investment Income	359,950

EXPENSES:
Investment advisory fees (Note 6)	27,092
Administrative fees	78,389
Distribution and service fees
Class I	335
Class II	191
Transfer agent fees	21,013
Legal fees	2,739
Audit and tax fees	13,068
Printing fees	1,643
Insurance fees	69
Custody fees	2,555
Trustees' fees and expenses	702
Chief Compliance Officer fees	9,971
State registration fees	17,868
Other expenses	4,604
Total Expenses	180,239
Less fees waived/reimbursed by investment advisor (Note 6)
Institutional	(134,024)
Class I	(12,991)
Class II	(2,120)
Net Expenses	31,104
NET INVESTMENT INCOME	328,846

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	44,012
Net realized gain	44,012

Net Change in unrealized appreciation on:
Investments	123,440
Net Change	123,440
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	167,452
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$496,298

See Notes to Financial Statements.

12	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$328,846	$582,816
Net realized gain	44,012	59,028
Net change in unrealized appreciation	123,440	132,770
Net increase in net assets resulting from operations	496,298	774,614

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders from net investment income
Institutional	(309,632)	(527,986)
Class I	(29,877)	(27,106)
Class II	(4,746)	(7,007)
Dividends to shareholders from net realized gains
Institutional	(71,297)	–
Class I	(7,300)	–
Class II	(1,192)	–
Total distributions	(424,044)	(562,099)

BENEFICIAL SHARE TRANSACTIONS (NOTE 5):
Institutional
Shares sold	15,000	5,150,155
Dividends reinvested	441,613	399,517
Shares redeemed	(1,638,712)	(788,988)
Net Increase/(Decrease) from beneficial share transactions	(1,182,099)	4,760,684

Class I
Shares sold	–	500,000
Dividends reinvested	37,177	27,106
Net Increase from beneficial share transactions	37,177	527,106

Class II
Dividends reinvested	5,938	7,007
Net Increase from beneficial share transactions	5,938	7,007

Net increase/(decrease) in net assets	(1,066,730)	5,507,312

NET ASSETS:
Beginning of period	8,671,864	3,164,552
End of period (Including accumulated net investment income of $946 and $16,355)	$7,605,134	$8,671,864

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	13

DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.84		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.42		0.72	0.08
Net realized and unrealized gain/(loss) on investments	0.24		0.06	(0.26)
Total from investment operations	0.66		0.78	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.70)	(0.06)
From net realized gains	(0.11)		–	–
Total distributions	(0.56)		(0.70)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.10		0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.94		$9.84	$9.76

TOTAL RETURN(c)	6.90%		8.41%	(1.77)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,798		$7,916	$2,968
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	4.64	%(d)	5.19%	14.66	%(d)
Operating expenses including reimbursement/waiver	0.79	%(d)	0.79%	0.79	%(d)
Net investment income – including reimbursement/waiver	8.51	%(d)	7.55%	3.71	%(d)
PORTFOLIO TURNOVER RATE(e)	36%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.84		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.41		0.73	0.07
Net realized and unrealized gain/(loss) on investments	0.24		0.05	(0.24)
Total from investment operations	0.65		0.78	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.70)	(0.07)
From net realized gains	(0.11)		–	–
Total distributions	(0.55)		(0.70)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.10		0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.94		$9.84	$9.76

TOTAL RETURN(c)	6.79%		8.43%	(1.76)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$694		$650	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	4.77	%(d)	5.10%	14.74	%(d)
Operating expenses including reimbursement/waiver	0.89	%(d)	0.89%	0.89	%(d)
Net investment income – including reimbursement/waiver	8.40	%(d)	7.55%	3.47	%(d)
PORTFOLIO TURNOVER RATE(e)	36%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.83		$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.40		0.68	0.07
Net realized and unrealized gain/(loss) on investments	0.24		0.06	(0.25)
Total from investment operations	0.64		0.74	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.43)		(0.67)	(0.06)
From net realized gains	(0.11)		–	–
Total distributions	(0.54)		(0.67)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.10		0.07	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.93		$9.83	$9.76

TOTAL RETURN(c)	6.66%		8.06%	(1.80)%

SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$113		$106	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	5.02	%(d)	6.18%	14.99	%(d)
Operating expenses including reimbursement/waiver	1.14	%(d)	1.14%	1.14	%(d)
Net investment income – including reimbursement/waiver	8.16	%(d)	7.15%	3.22	%(d)
PORTFOLIO TURNOVER RATE(e)	36%		72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk  or  liquidity  associated  with  these  investments.  These  inputs  are  categorized  in  the  following  hierarchy  under  applicable  financial  accounting standards:

Semi-Annual Report | March 31, 2017	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans
Basic Materials	$–	$30,338	$140,000	$170,338
Communications	–	161,121	–	161,121
Consumer Discretionary	–	336,454	91,739	428,193
Consumer Staples	–	102,369	–	102,369
Consumer, Cyclical	–	209,916	229,814	439,730
Consumer, Non-cyclical	–	280,675	643,545	924,220
Financials	–	291,555	–	291,555
Industrials	–	347,709	109,450	457,159
Materials	–	87,794	118,222	206,016
Technology	–	262,160	–	262,160
High Yield Bonds And Notes
Basic Materials	–	488,863	126,975	615,838
Communications	–	336,138	–	336,138
Consumer, Cyclical	–	243,975	–	243,975
Consumer, Non-cyclical	–	736,324	–	736,324
Diversified	–	312,700	–	312,700
Energy	–	224,288	–	224,288
Financials	–	178,818	–	178,818
Industrials	–	996,440	93,000	1,089,440
Technology	–	126,900	–	126,900
Warrant
Industrials	–	–	7,436	7,436
TOTAL	$–	$5,754,537	$1,560,181	$7,314,718

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. For the period ended March 31, 2017, a security was transferred from Level 2 to Level 3 because of a lack of observable market data due to a decrease in market activity and information on that security. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	High Yield Bonds	Bank Loans	Warrant	Total
Balance as of September 30, 2016	$128,250	$1,090,830	$–	$1,219,080
Accrued discount/ premium	312	26	–	338
Return of Capital	–	–	–	–
Realized Gain/(Loss)	–	4,810	–	4,810
Change in Unrealized Appreciation/(Depreciation)	1,277	1,341	(2,427)	191
Purchases	90,136	433,881	9,863	533,880
Sales Proceeds	–	(149,857)	–	(149,857)
Transfer into Level 3	–	111,739	–	111,739
Transfer out of Level 3	–	(160,000)	–	(160,000)
Balance as of March 31, 2017	$219,975	$1,332,770	$7,436	$1,560,181
Net change in unrealized appreciation/(depreciation)included in the Statements of Operations attributable to Level 3 investments held at March 31, 2017	$1,277	$(73,858)	$(2,427)	$(75,008)

18	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Information about Level 3 measurements as of March 31, 2017:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Bank Loans	$467,431	Market Analysis	Market Data of Similar Companies	N/A
Bank Loans	$865,339	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
High Yield Bonds	$126,975	Market Analysis, Discounted Cash Flow Analysis	Discount Rate, Perpetual Growth Rate, EBITDA Multiple	16.90%, 2.00%, 8.5x
High Yield Bonds	$93,000	Market Analysis	Market Data of Similar Companies	N/A
Warrents	$7,436	Transaction Analysis	Intrinsic Value, Discount Rate	N/A

(a)	A change to an unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
Perpetual Growth Rate	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Intrinsic Value	Increase	Decrease

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six month period ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Semi-Annual Report | March 31, 2017	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Loan Assignments: The Fund invests in loan assignments. The Fund considers loan assignments to be investments in debt securities. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of March 31, 2017, the Fund held $3,442,861 or 45.27% of the Fund’s net assets, in loan assignments.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$562,099	$20,146
Total	$562,099	$20,146

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2017, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$284,789
Gross unrealized depreciation (excess of tax cost over value)	(107,495)
Net unrealized appreciation	177,294
Cost of investments for income tax purposes	$7,137,424

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2017 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$2,686,155	$4,025,772

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the period ended March 31, 2017, the redemption fees charged by the Fund, if any, are presented in the Statement of Changes in Net Assets.

20	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
Institutional
Shares sold	1,500	538,741
Dividends reinvested	44,879	41,782
Shares redeemed	(166,742)	(80,426)
Net increase/(decrease) in shares outstanding	(120,363)	500,097
Class I
Shares sold	–	53,192
Dividends reinvested	3,774	2,807
Net increase in shares outstanding	3,774	55,999
Class II
Dividends reinvested	603	734
Net increase in shares outstanding	603	734

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 78% of the shares outstanding are held within two affiliated accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: DDJ Capital Management, LLC (“DDJ” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one‐year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b‐1) Fees, Shareholder Servicing expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board. Fees waived or reimbursed for the period ended March 31, 2017 are disclosed in the Statement of Operations.

For the six‐month period ended March 31, 2017, the fee waivers and/or reimbursements were $134,024, $12,991 and $2,120 for the Institutional Class, Class I shares and Class II shares, respectively. This includes waived advisory fees of $24,368, $2,342 and $382, respectively.

As of September 30, 2016, the balances of recoupable expenses for each class were as follows:

	Expiring in 2018	Expiring in 2019
Institutional	$82,371	$319,671
Class I	2,863	15,385
Class II	2,862	5,004

Such amounts include waived advisory fees of $4,156, $145 and $145, respectively expiring in 2018 and $50,807, $2,595 and $694, respectively expiring in 2019.

Semi-Annual Report | March 31, 2017	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months period ended March 31, 2017 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out‐of‐pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a‐1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out‐of‐pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b‐1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker‐dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

In‐Kind Transaction: On December 1, 2015 the Fund issued 536,627 Institutional shares from a tax‐free in‐kind transaction with DDJ Institutional High Yield fund, L.P. in the amount of $5,130,155. The Adviser was the manager on both funds on the date the in‐kind transaction took place. Both funds pursue substantially the same investment strategies. The amount of assets that was brought over in‐kind consisted of $2,276,132 of investments, $2,809,576 of cash and $44,447 of accrued interest. Before the in‐kind transaction the Fund had net assets of $3,139,881 and immediately after the transaction the fund had net assets of $8,270,036. Approximately 57% of the in‐kind transfer was from shareholders that were related to the Advisor.

7. TRUSTEES

As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. Prior to October 1, 2016, The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

22	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SECURITIES AND EXCHANGE COMMISSION REGULATIONS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

10. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016‐19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

Semi-Annual Report | March 31, 2017	23

DDJ Opportunistic High Yield Fund	Additional Information

March 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll‐free) at 1‐844‐363‐4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll‐free) at 1‐844‐363‐4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

24	www.ddjcap.com

# EVERGREEN | GAVEKAL

# SEMI-ANNUAL REPORT 3/31/2017

## GKE ASIAN OPPORTUNITIES FUND

**INSTITUTIONAL SHARES | TICKER SYMBOL : GKEAX**

**INVEST IN ASIA WITH GAVEKAL**

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Additional Information	31

GKE Asian Opportunities Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Dear Shareholder,

The  period  under  review  was  divided  into  two  different  investment  landscapes  for  Asian  equity markets.

For the first 3 months ending December 2016, interest rate normalization in the US and the unexpected Trump victory in the US presidential election led to an extreme rotation out from stable growth stocks and bonds into deep cyclicals and financials. The short-term spike in US dollar over that period led to massive capital outflows from Asian markets. Indiscriminate selling of good quality growth stocks resulted in weakening currencies and attractive valuation.

However, with the fading of the Trump-euphoria from the beginning of 2017, Asian markets began to trade back on fundamentals. Also in early 2017 the unwinding of the rotation happened as good quality growth stocks and bonds reversed their under-performance against the higher beta deep cyclicals and financials.

In terms of country event, India announced demonetization policy in November 2016 to eliminate circulation of bank notes of large nominal value in an attempt to shift the tax-evaded underground economy back to normal economic channels. It was a shocker to the Indian equity market but the short-term impact was proven short-lived.  It is a fundamentally sound policy which provides scope for structurally lower interest rates for the economy.  The bottoming of the Chinese economy was overlooked  against  the  US  election.  The  Chinese  economy  is  picking  up  on  strong  domestic demand on property and the industrial sector is generating better profits as a result of industry consolidation over the past few years. With mild inflationary pressure, it is our view that the backdrop for Chinese equity markets looks favorable.

Overall,  our  outlook  for  Asian  markets  for  the  coming  year  remains  positive  with  attractive opportunities in India and China. Asian economies are fundamentally strong as the private sector banking sector remains healthy. We believe that any sharp sell-off due to global macro events on short-term capital flows should be viewed as a buying opportunity.

The fund was up 2.99% during the period under review, underperforming the MSCI Asia Pacific Index which was up 6.1%. The under-performance all came from the last quarter of 2016 while growth stocks and bonds massively under-performed cyclicals and financials.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling 1-855-331-6240 or by visiting www.gkefund.com.

Louis-Vincent Gave
CEO and Portfolio Manager, GaveKal Capital Limited

Semi-Annual Report | March 31, 2017	1

GKE Asian Opportunities Fund	Shareholder Letter

March 31, 2017 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Emerging markets are often less stable politically and economically than developed markets such as the United States and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States. Emerging markets may be especially prone to currency-related risks.

Beta – a measure of volatility, or systematic risk, of a security or a portfolio in comparison to the  overall market.

Not FDIC Insured – No Bank Guarantee – May Lose Value

ALPS Distributors, Inc. is not affiliated with Evergreen Capital Management, LLC or GaveKal  Capital Limited.

2	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance (as of March 31, 2017)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
GKE Asian Opportunities Fund	10.03%	2.99%	7.82%	3.95%	4.01%
MSCI AC Asia Pacific TR USD(a)	9.48%	6.22%	17.07%	4.91%	5.10%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-855-331-6240 or by visiting www.gkefund.com.

*	Fund’s inception date is August 5, 2013.

(a)
The MSCI AC Asia Pacific TR USD Index is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The Index consists of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund (as reported in the January 28, 2017 Prospectus) are 3.42% and 1.82%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Performance of $100,000 Initial Investment (as of March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | March 31, 2017	3

GKE Asian Opportunities Fund	Portfolio Update

March 31, 2017 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Financials	29.29%
Government	16.97%
Technology	12.10%
Industrial	11.00%
Communications	10.27%
Consumer, Cyclical	6.58%
Utilities	5.33%
Materials	2.47%
Basic Materials	2.36%
Consumer Staples	1.65%
Consumer, Non-cyclical	0.61%
Energy	0.33%
Cash, Cash Equivalents, & Other Net Assets	1.04%
TOTALS	100.00%

Country Allocation (as a % of Net Assets)*

China / Hong Kong	30.24%
India	20.59%
Indonesia	14.97%
Japan	14.85%
South Korea	6.09%
Australia	4.00%
Philippines	3.78%
Taiwan	3.28%
Thailand	1.16%
Cash, Cash Equivalents, & Other Net Assets	1.04%
TOTALS	100.00%

Top 10 Positions (as a % of Net Assets)*

Tencent Holdings Ltd.	8.98%
Guangdong Investment Ltd.	5.33%
Indonesia Treasury Bond, Sr. Unsec. Notes	4.91%
Indonesia Treasury Bond, Sr. Unsec. Notes	4.57%
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes	4.45%
Philippine Government International Bond, Sr. Unsec. Notes	3.78%
Indonesia Government International Bond, Sr. Unsec. Notes	3.71%
Samsung Electronics Co. Ltd.	3.12%
Mitsubishi UFJ Financial Group, Inc.	2.74%
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),	2.66%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.gkefund.com

GKE Asian Opportunities Fund	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Examples. As a shareholder of the GKE Asian Opportunities Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with  the  ongoing  costs  of  investing  in  other  mutual  funds.  The  examples  are  based  on  an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2016 – March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)	Expenses Paid During period October 1, 2016 - March 31, 2017(b)
Actual	$1,000.00	$1,029.90	1.81%	$9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.91	1.81%	$9.10

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2017	5

GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (51.42%)
Basic Materials (2.36%)
Chemicals (0.56%)
LG Chem Ltd.	350	$92,015
Iron/Steel (1.80%)
POSCO	1,151	299,509

Total Basic Materials		391,524

Communications (10.27%)
Internet (9.76%)
Alibaba Group Holding Ltd. Sponsored ADR(a)	1,200	129,396
Tencent Holdings Ltd.	52,100	1,493,647
Telecommunications (0.51%)
PT Telekomunikasi Indonesia Persero Tbk	274,800	85,170

Total Communications		1,708,213

Consumer, Cyclical (3.24%)
Retail (3.24%)
Chow Tai Fook Jewelry Group Ltd.	356,000	345,854
Minor International PCL	180,300	192,827

Total Consumer, Cyclical		538,681

Energy (0.33%)
Energy-Alternate Sources (0.33%)
China Everbright International Ltd.	41,000	55,184
Total Energy		55,184

See Notes to Financial Statements.

6	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Financial (14.39%)
Banks (12.08%)
Australia & New Zealand Banking Group Ltd.	7,956	$193,414
Bank Central Asia Tbk PT	130,300	161,830
Commonwealth Bank of Australia	3,328	218,434
Macquarie Group Ltd.	1,305	89,931
Mitsubishi UFJ Financial Group, Inc.	72,600	456,285
Resona Holdings, Inc.	58,800	315,787
Sumitomo Mitsui Financial Group, Inc.	9,100	330,634
Sumitomo Mitsui Trust Holdings, Inc.	2,300	79,745
Westpac Banking Corp.	6,091	163,153
Diversified Financial Services (0.61%)
Samsung Card Co. Ltd.	2,889	101,268
Real Estate (1.70%)
Bumi Serpong Damai Tbk PT	348,500	49,298
China Overseas Land & Investment Ltd.	28,000	79,985
Poly Property Group Co. Ltd.(a)	368,000	153,422

Total Financial		2,393,186

Industrial (9.20%)
Electronics (2.76%)
Murata Manufacturing Co. Ltd.	1,500	213,352
Omron Corp.	5,600	245,720
Engineering & Construction (2.62%)
Beijing Capital International Airport Co. Ltd. - Class H	28,000	33,507
Cheung Kong Infrastructure Holdings Ltd.	18,000	141,285
China State Construction International Holdings Ltd.	146,000	261,134
Hand & Machine Tools (0.92%)
THK Co. Ltd.	6,100	153,582
Machinery - Diversified (2.59%)
FANUC Corp.	2,100	430,450
Machinery-Construction & Mining (0.31%)
Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class H	95,200	51,082

Total Industrial		1,530,112

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	7

GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Technology (6.30%)
Computers (1.47%)
Fujitsu Ltd.	40,000	$244,642
Semiconductors (3.12%)
Samsung Electronics Co. Ltd.	282	519,467
Software (1.71%)
NetEase, Inc. ADR	1,000	284,000

Total Technology		1,048,109

Utilities (5.33%)
Water (5.33%)
Guangdong Investment Ltd.	622,000	886,799
Total Utilities		886,799

TOTAL COMMON STOCKS (Cost $7,896,111)		8,551,808

PARTICIPATION NOTES (26.12%)
Consumer Staples (1.65%)
Packaged Food (1.65%)
Britannia Industries Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	5,281	274,399
Total Consumer Staples		274,399

Consumer, Cyclical (3.34%)
Auto Manufacturers (1.71%)
Maruti Suzuki India Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	3,068	284,225
Home And Office Products (1.63%)
Midea Group Co. Ltd. -Class A, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	56,300	272,032

Total Consumer, Cyclical		556,257

See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Consumer, Non-cyclical (0.61%)
Food (0.61%)
Henan Shuanghui Investment & Development, - Class A, (Loan Participation Notes Issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	31,000	$101,432
Total Consumer, Non-cyclical		101,432

Financial (10.45%)
Banks (7.89%)
ICICI Bank Ltd., (Loan Participation Notes issued by Societe Generale SA), expiring 07/19/2017	14,535	61,970
IndusInd Bank Ltd., (Loan Participation Notes issued by Societe Generale SA), expiring 01/01/2018	15,201	333,621
Kotak Mahindra Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	24,374	327,389
State Bank of India, (Loan Participation Notes issued by Societe Generale SA), expiring 07/19/2017	32,576	147,190
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	18,564	442,194
Real Estate Owners & Developers (1.06%)
Oberoi Realty Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	31,025	176,040
Specialty Finance (1.50%)
Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.) expiring 02/08/2018	10,765	249,020

Total Financial		1,737,424

Industrial (1.80%)
Engineering & Construction (1.80%)
Larsen & Toubro Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.) expiring 02/08/2018	12,374	300,113
Total Industrial		300,113

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	9

GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Shares	Value (Note 2)
Materials (2.47%)
Construction Materials (2.47%)
Shree Cement Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	849	$223,356
UltraTech Cement Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	3,048	187,041

Total Materials		410,397

Technology (5.80%)
Electronic Manufacturing Services (2.28%)
Hon Hai Precision Industry Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	126,000	377,886
IT Services (2.51%)
Tata Consultancy Services Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	11,152	417,640
Semiconductor Manufacturing (1.01%)
Taiwan Semiconductor Manufacturing Co. Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	27,000	168,180

Total Technology		963,706

TOTAL PARTICIPATION NOTES (Cost $3,755,577)		4,343,728

See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

	Currency	Principal Amount	Value (Note 2)
CONTINGENT CONVERTIBLE CAPITAL (4.45%)
Financial (4.45%)
Banks (4.45%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes, Series 144A
6.000% Perpetual Maturity (b)(c)(d)	CNY	$5,000,000	$739,967

Total Financial			739,967

TOTAL CONTINGENT CONVERTIBLE CAPITAL (Cost $802,091)			739,967

GOVERNMENT BONDS (16.97%)
Indonesia Government International Bond, Sr. Unsec. Notes
6.625% 02/17/2037 (b)	USD	500,000	616,147
Indonesia Treasury Bond, Sr. Unsec. Notes, Series FR56
8.375% 09/15/2026	IDR	10,000,000,000	816,855
Indonesia Treasury Bond, Sr. Unsec. Notes, Series FR70
8.375% 03/15/2024	IDR	9,500,000,000	760,623
Philippine Government International Bond, Sr. Unsec. Notes
9.875% 01/15/2019	USD	550,000	627,790
			2,821,415

TOTAL GOVERNMENT BONDS (Cost $2,671,172)			2,821,415

TOTAL INVESTMENTS (98.96%) (Cost $15,124,951)			16,456,918

Other Assets In Excess Of Liabilities (1.04%)			173,238

NET ASSETS (100.00%)			$16,630,156

(a)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	11

GKE Asian Opportunities Fund	Portfolio of Investments

March 31, 2017 (Unaudited)

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,356,114, which represents approximately 8.15% of the Fund's net assets as of March 31, 2017.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017.

Currency Abbreviations:
CNY - Chinese Yuan
IDR - Indonesian Rupiah

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

ASSETS:
Investments, at value (Cost 15,124,951)	$16,456,918
Foreign currency, at value (Cost 254,603)	254,483
Due from broker	15,296
Receivable for investments sold	431,269
Dividends and interest receivable	68,996
Receivable due from advisor	1,529
Other assets	7,687
Total assets	17,236,178

LIABILITIES:
Amount due to custodian resulting from overdraft	216,989
Payable for investments purchased	318,667
Payable for administration fees	25,245
Payable for transfer agency fees	7,219
Payable to trustees	16
Payable to Chief Compliance Officer	3,438
Legal fees payable	10,001
Audit and tax fees payable	13,677
Accrued expenses and other liabilities	10,770
Total liabilities	606,022
NET ASSETS	$16,630,156

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$16,145,413
Accumulated net investment income	42,201
Accumulated net realized loss	(889,997)
Net unrealized appreciation	1,332,539
NET ASSETS	$16,630,156

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$10.86
Shares of beneficial interest outstanding	1,531,565

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	13

GKE Asian Opportunities Fund	Statement of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends	$76,319
Foreign taxes withheld	(18,964)
Interest	108,202
Total investment income	165,557

EXPENSES:
Investment advisory fees (Note 7)	116,232
Administrative fees	70,297
Transfer agency fees	17,617
Legal and audit fees	19,864
Registration fees	8,804
Custodian fees	16,124
Compliance fees	10,374
Trustees' fees and expenses	1,017
Other expenses	6,425
Total Expenses	266,754
Less fees waived/reimbursed by investment adviser (Note 7)	(126,451)
Net Expenses	140,303
NET INVESTMENT INCOME	25,254

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	22,805
Futures contracts	199,063
Forward hedge contracts	(85,705)
Foreign currency transactions	(104,810)
Net realized gain	31,353

Net change in unrealized appreciation/(depreciation) on:
Investments	430,879
Forward hedge contracts	34,742
Translation of assets and liabilities denominated in foreign currencies	2,396
Net change	468,017
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	499,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$524,624

See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
OPERATIONS:
Net investment income	$25,254	$69,012
Net realized gain/(loss)	31,353	(605,872)
Net change in unrealized appreciation	468,017	1,182,338
Net increase in net assets resulting from operations	524,624	645,478

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(229,995)	(181,076)
From net realized gains on investments	–	(121,148)
Total distributions	(229,995)	(302,224)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	1,349,554	839,725
Dividends reinvested	145,321	195,452
Shares redeemed	(925,934)	(1,953,481)
Redemption fees	1,283	1,019
Net increase/(decrease) from beneficial share transactions	570,224	(917,285)

Net increase/(decrease) in net assets	864,853	(574,031)

NET ASSETS:
Beginning of period	15,765,303	16,339,334
End of period (Including accumulated net investment income of $42,201 and $246,942)	$16,630,156	$15,765,303

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	15

GKE Asian Opportunities Fund	Financial Highlights

For a share outstanding through the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014		For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.71	$10.47	$10.69	$10.38		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.02	0.05	0.03	0.05		0.00	(c)
Net realized and unrealized gain/(loss) on investments	0.29	0.39	(0.01)	0.30		0.38
Total from investment operations	0.31	0.44	0.02	0.35		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.12)	(0.24)	(0.00	)(c)	–
From net realized gain on investments	–	(0.08)	–	(0.04)		–
Total distributions	(0.16)	(0.20)	(0.24)	(0.04)		–

REDEMPTION FEES (Note 6)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.15	0.24	(0.22)	0.31		0.38
NET ASSET VALUE, END OF PERIOD	$10.86	$10.71	$10.47	$10.69		$10.38

TOTAL RETURN(d)	2.99%	4.25%	0.20%	3.37%		3.80%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$16,630	$15,765	$16,339	$11,346		$2,484

See Notes to Financial Statements.

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GKE Asian Opportunities Fund	Financial Highlights

For a share outstanding through the periods presented.

	For the Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.44	%(e)	3.41%	3.69%	4.93%	23.95	%(e)
Operating expenses including reimbursement/waiver	1.81	%(e)	1.81%	1.81%	1.81%	1.81	%(e)
Net investment income – including reimbursement/waiver	0.33	%(e)	0.44%	0.31%	0.51%	0.10	%(e)

PORTFOLIO TURNOVER RATE(f)	122%		232%	245%	219%	22%

(a)	Commenced operations on August 5, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005/(0.005) per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been reimbursed/waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2017	17

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi-annual report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund’s primary investment objective is to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

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GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”). The Fund may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market facto rs. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security. P-notes involve transaction costs, which may be higher than those applicable to the equity securities. An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security. The Fund must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security. Furthermore, the P-note’s performance may differ from that of the underlying security. The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Semi-Annual Report | March 31, 2017	19

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and
Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$391,524	$–	$–	$391,524
Communications	1,708,213	–	–	1,708,213
Consumer, Cyclical	538,681	–	–	538,681
Energy	55,184	–	–	55,184
Financial	2,393,186	–	–	2,393,186
Industrial	1,530,112	–	–	1,530,112
Technology	1,048,109	–	–	1,048,109
Utilities	886,799	–	–	886,799
Participation Notes
Consumer Staples	–	274,399	–	274,399
Consumer, Cyclical	–	556,257	–	556,257
Consumer, Non-cyclical	–	101,432	–	101,432
Financial	–	1,737,424	–	1,737,424
Industrial	–	300,113	–	300,113
Materials	–	410,397	–	410,397
Technology	–	963,706	–	963,706
Contingent Convertible Capital
Financial	–	739,967	–	739,967
Government Bonds	–	2,821,415	–	2,821,415
TOTAL	$8,551,808	$7,905,110	$–	$16,456,918

The Fund recognizes transfers between levels as of the end of the period. For the six months ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Semi-Annual Report | March 31, 2017	21

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest and other income the Fund receives from its investments, including distributions of short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

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GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of March 31, 2017, the Fund did not hold forward foreign currency contracts. During the six months ended March 31, 2017 the average exposure was $54,706.

Semi-Annual Report | March 31, 2017	23

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund did not hold any futures contracts as of March 31, 2017 or for the first six months of the fiscal year. The average number of contracts held during the six months ended March 31, 2017 was not significant to the fund.

24	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2017:

Derivatives Not Accounted for As Hedging Instruments	Location of Gains/(Losses) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized	Change in Unrealized Gain/(Loss) on Derivatives Recognized
Foreign Exchange Contracts (Forward foreign currency contracts)	Net realized gain/(loss) on: Forward hedge contracts / Net Change in unrealized appreciation/(depreciation) on: Forward hedge contracts	$(85,705)	$34,742
Equity Contracts (Futures contracts)	Net realized gain/(loss) on: Futures contracts / Net Change in unrealized appreciation/(depreciation) on: Futures contracts	199,063	–
Total		$113,358	$34,742

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Semi-Annual Report | March 31, 2017	25

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2016:

Ordinary Income	Long-Term Capital Gain
$181,080	$121,144

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015:

Ordinary Income	Long-Term Capital Gain
$256,420	$–

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$1,494,864
Gross unrealized depreciation (excess of tax cost over value)	(199,275)
Net unrealized appreciation	$1,295,589
Cost of investments for income tax purposes	$15,161,329

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six months ended March 31, 2017 were as follows:
Purchases of Securities	Proceeds from Sales of Securities
$17,776,980	$17,013,476

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

26	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Shares redeemed within 45 calendar days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended March 31, 2017, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.

	For the Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
Shares Sold	132,658	83,449
Shares issued in reinvestment of distributions to shareholders	14,431	19,031
Shares Redeemed	(87,859)	(190,314)
Net increase/(decrease) from share transactions	59,230	(87,834)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 94% of the shares outstanding are held within two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Evergreen Capital Management, LLC (“Evergreen Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated daily management of the Fund to GaveKal Capital Limited (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly. Pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.825% based on the Fund’s average daily net assets, computed daily and payable monthly. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and the Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub- Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Total Annual Fund Operating Expenses, excluding brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.81% of the Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2018 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred. Fees waived or reimbursed for the period ended March 31, 2017 are disclosed in the Statement of Operations.

Semi-Annual Report | March 31, 2017	27

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

For the six-month period ended March 31, 2017, the fee waivers and/or reimbursements were $126,451.

As of September 30, 2016, the balance of recoupable expenses was $839,229, of which $306,479 expires in 2017, $280,800 expires in 2018 and $251,950 expires in 2019.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months ended March 31, 2017 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

28	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

8. TRUSTEES

As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. Prior to October 1, 2016, The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SECURITIES AND EXCHANGE COMMISION REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August
1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

11. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

Semi-Annual Report | March 31, 2017	29

GKE Asian Opportunities Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

12. SUBSEQUENT EVENTS

On May 25, 2017, the Board, based upon the recommendation of the Adviser, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, effective as of the close of business on June 26, 2017. The Fund will be closed to new purchases effective as of the close of business on May 25, 2017. Please refer to the Prospectus Supplement dated May 25, 2017 for additional information.

30	www.gkefund.com

GKE Asian Opportunities Fund	Additional Information

March 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll free) at 1-855-331-6240 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll free) at 1-855-331-6240 or (ii) on the SEC's website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | March 31, 2017	31

EVERGREEN GAVEKAL

*Must be accompanied or preceded by a prospectus.*

# Insignia Macro Fund

# SEMI-ANNUAL REPORT

**MARCH 31, 2017**

Class A (IGMFX)
Class I (IGMLX)

Insignia
macro fund

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	23
Consolidated Statement of Operations	24
Consolidated Statements of Changes in Net Assets	25
Consolidated Financial Highlights	26
Notes to Consolidated Financial Statements	30
Additional Information	43

Insignia Macro Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Market Summary
For the six month period-ended March 31, 2017, global capital markets generally moved higher in anticipation of improving global growth. Investors have been heavily focused on implications of potential fiscal policies from the new U.S. administration, as well as monetary policy from central banks around the world. The reflation theme which lifted many asset classes at the end of 2016 cooled off in the first quarter of 2017. The U.S. Federal Reserve (the “Fed”) is gradually shifting towards tighter monetary policy as economic data improves. The March meeting minutes revealed a more hawkish tone regarding the path to normalization stemming from improving economic data. In addition, the Fed had initial discussions for adjusting their balance sheet which will be closely monitored going forward. Other central banks including the European Central Bank (“ECB”) and the Bank of Japan (“BOJ”) continue to have accommodative monetary policy. We anticipate that normalization of global monetary policy will create directional and relative opportunities in an improving macroeconomic environment.

Commodities were strong performers in the second half of 2016 but have given most of those gains back in early 2017. West Texas Intermediate crude oil has been particularly weak as oil inventories have been stubbornly high even as OPEC producers have cut production. Global equities have marginally outperformed U.S. equities thus far in 2017 as investors anticipate firming global growth. Emerging markets equities have continued their 2016 outperformance in the first quarter of 2017 even as commodity prices have slid. In fixed income, bond proxies have continued to move higher particularly in the U.S., U.K. and Europe as there has been increased political uncertainty. Global currencies have been more stable as emerging markets currencies have outperformed developed market currencies in the last six months. The U.S Dollar has pulled back in recent months, giving back some of its late 2016 gains.

Fund Overview
The Insignia Macro Fund (the “Fund”) allocates to managers across a broad spectrum of global macro/managed futures strategies. These managers include traders who employ a quantitative approach, discretionary macro managers whose top- down global economic analysis drives their trading themes and momentum-based trend followers. The Fund’s primary underlying exposures are in very liquid markets including commodities, currencies, equities and fixed income. The Fund’s objective is to profit from directional opportunities seeking returns that are uncorrelated to traditional long-only and other hedged strategies. As such, the Fund is designed to complement investors’ existing investment portfolios. The Fund will typically average between 5-15 managers with a maximum allocation of 20% to any one manager.

The Fund provides global macro/managed futures exposure through investments in Commodity Trading Advisors (CTAs). As mentioned, we generally invest in three sub-strategies of managers: quantitative, discretionary macro and trend followers. As of March 31, 2017, the quantitative, factor-based managers made up 62.64% of the Fund. These managers take positions that are not solely based on price. They may look at economic data and other factors in determining which markets and direction in which they trade. As of March 31, 2017, the discretionary macro managers made up 32.18% of the Fund. These managers take positions based on their current views of global economic activity. Finally, as of March 31, 2017, the trend following managers made up 5.18% of the Fund. These managers tend to be price-based and take positions as their trading models identify trends over various time periods. During the six month period-ended March 31, 2017, we did not make any manager changes to the portfolio.

Semi-Annual Report | March 31, 2017	1

Insignia Macro Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Global Macro/Managed Futures Strategy Exposure

The global macro/managed futures managers are selected by Meritage Capital, LLC (the “Adviser”) to gain exposure to the global macro/managed futures managers, sub strategies and programs are subject to change at any time, and any such change may alter the Fund’s access and percentage exposures to each such manager, sub-strategy and program. Although the Fund intends to pursue its global macro/managed futures strategy by investing up to 25% of its total assets in a wholly-owned subsidiary, the Fund may also make global macro/managed futures investments directly, outside of such subsidiary.

Performance Review
For the six month period-ended March 31, 2017, the Insignia Macro Fund (I Shares) return was +0.76% while the HFRI Macro (Total) Index declined -0.80%. Across the Fund, four of the nine managers reported positive performance for the six month period-ended March 31, 2017. The largest contributor to the Fund’s positive performance was H2O Asset Management, earning +13.17%. Also noteworthy, Willowbridge Associates returned +11.08% and Quantitative Investment Management (QIM) returned +10.01%. The largest detractor to the Fund’s performance was QMS Diversified Global Macro, down -9.50%. Abraham Trading Company, and Millburn Commodity Program also detracted from performance at -8.37% and -3.98%, respectively.

In a complex macroeconomic environment, our managers were able to navigate global markets favorably, as the Fund experienced overall positive performance. Returns were driven primarily by exposure to currency and equity markets, as well as relative value strategies. Systematic exposure to commodities and fixed income markets detracted from overall performance.

2	www.insigniafunds.com

Insignia Macro Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Market Outlook
A recent rise in populism has furthered geopolitical risk in global markets. This has resulted in higher volatility being priced into markets and has fueled investor appetite for global macro exposure. As the U.S. has entered a rising-rates environment, central bank rhetoric and policy is increasingly affecting markets, allowing macro traders to profit from market noise and volatility. Looking ahead, we anticipa e that there will be more volatility across markets, which should bode well for both systematic and discretionary strategies within the Fund.

As of March 31, 2017, the Fund’s composition remains diversified primarily across a complementary roster of quantitative and discretionary macro managers. We have conviction in our current manager roster, and are continuing to monitor our investable universe and look for interesting opportunities across both discretionary and quan itative strategie .

We believe the Insignia Macro Fund is well-positioned as we look forward to the opportunities that lie ahead across the investment landscape. We remain focused on our mission of compounding wealth through delivering superior, risk-adjusted returns. Thank you for your continuing support and for investing in the Insignia Macro Fund.

Sincerely,

Joe Wade
Chief Investment Officer
Portfolio Manager

Semi-Annual Report | March 31, 2017	3

Insignia Macro Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Deleveraging is when a company or individual attempts to decrease its total financial leverage. The most direct way for an entity to deleverage is to immediately pay off any existing debt on its balance sheet. If unable to do this, the company or individual may be in a position that increases its risk of default.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Diversification does not eliminate the risk of experiencing investment losses.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Meritage Capital, LLC or Sage Advisory Services, Ltd.

4	www.insigniafunds.com

Insignia Macro Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance (as of March 31, 2017)
	3 Month	6 Month	1 Year	Since Inception*
Insignia Macro Fund - A NAV	0.91%	0.69%	-0.91%	1.83%
Insignia Macro Fund - A MOP	-4.60%	-4.88%	-6.40%	0.08%
Insignia Macro Fund - I	0.91%	0.76%	-0.85%	1.88%
HFRI Macro (Total) Index(a)	-0.15%	-0.80%	-0.65%	1.57%
S&P 500® Total Return Index(b)	6.07%	10.12%	17.17%	10.15%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

*	Fund's inception date is December 31, 2013.
(a)
The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. It is an index comprising of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. Both index returns and index methodology are provided by Hedge Fund Research Inc. Index returns are updated periodically and are subject to change. Returns were accurate as of the publication date of this presentation.

(b)	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund's accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A and Class I shares (as reported in the January 28, 2017 Prospectus) are 2.21% and 1.95% and 2.01% and 1.76%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2018.

Semi-Annual Report | March 31, 2017	5

Insignia Macro Fund	Portfolio Update

March 31, 2017 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Asset Allocation (as a % of Net Assets)*

Corporate Bonds	47.82%
Asset Backed Securities	15.82%
Mortgage Backed Securities	5.43%
U.S. Treasury Notes & Bonds	2.98%
Municipal Bonds	1.18%
Government Bonds	0.56%
Cash, Cash Equivalents and Other Net Assets	26.21%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

6	www.insigniafunds.com

Insignia Macro Fund	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Examples. As a shareholder of the Insignia Macro Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2016 and held through March 31, 2017.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2016 – March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expense Ratio(a)(b)	Expenses Paid, and During Period October 1, 2016 - March 31, 2017(c)
Class A
Actual	$1,000.00	$1,006.90	2.00%	$10.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	2.00%	$10.05
Class I
Actual	$1,000.00	$1,007.60	1.75%	$8.76
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	1.75%	$8.80

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Includes expenses of the Insignia Macro Cayman Fund (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(c)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2017	7

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (15.82%)
Automobile (5.81%)
Ally Auto Receivables Trust
Series 2014-1, 0.970% 09/15/2017	$96,982	$96,936
Fifth Third Auto Trust
Series 2014-2, 0.890% 11/15/2018	74,909	74,876
Ford Credit Auto Owner Trust
Series 2014-A, 1.900% 09/15/2019	445,000	446,205
Ford Credit Floorplan Master Owner Trust A
Series 2014-4, 1.400% 08/15/2017	425,000	425,183
Honda Auto Receivables Trust
Series 2014-2, 0.770% 05/18/2017	60,472	60,430
Series 2015-1, 1.050% 12/15/2017	506,679	506,248
Hyundai Auto Receivables Trust
Series 2014-B, 0.900% 12/17/2018	97,129	97,064
Series 2015-B A3, 1.120% 11/15/2019	389,611	388,831
Nissan Auto Receivables Owner Trust
Series 2013-C, 0.670% 08/15/2018	40,933	40,917
Series 2015-A, 1.050% 10/15/2019	309,916	309,250
Toyota Auto Receivables Owner Trust
Series 2016-A, 1.030% 07/16/2018	377,783	377,651
USAA Auto Owner Trust
Series 2014-1, 1.340% 08/17/2020	335,000	334,967
Total Automobile		3,158,558

Credit Card (10.01%)
American Express Credit Account Master Trust
Series 2014-2, 1.260% 06/15/2017	135,000	135,028
Series 2014-1, 1.282% 05/15/2019(a)	750,000	754,049
Bank of America Credit Card Trust
Series 2014-A2, 1.182% 04/17/2017(a)	425,000	425,004
Series 2014-A1, 1.292% 01/15/2019(a)	440,000	442,031
Capital One Multi-Asset Execution Trust
Series 2014-A5, 1.480% 09/15/2017	440,000	440,442
Series 2016-A2, 1.542% 04/15/2021(a)	400,000	405,129
Chase Issuance Trust
Series 2013-A3, 1.192% 04/16/2018(a)	728,000	729,420
Series 2014-A6, 1.260% 07/17/2017	195,000	195,062
Citibank Credit Card Issuance Trust
Series 2014-A4, 1.230% 04/24/2017	650,000	650,042
Series 2013-A2, 1.264% 05/24/2018(a)	200,000	200,436
Discover Card Execution Note Trust
Series 2014-A3, 1.220% 04/17/2017	445,000	445,001
Series 2014-A5, 1.390% 10/16/2017	500,000	500,279

See Notes to Consolidated Financial Statements.

8	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
Credit Card (continued)
Synchrony Credit Card Master Note Trust
Series 2012-6A, 1.360% 08/17/2020	$115,000	$115,085
Total Credit Card		5,437,008

TOTAL ASSET-BACKED SECURITIES (Cost $8,592,013)		8,595,566

CORPORATE BONDS (47.82%)
Basic Materials (0.89%)
The Sherwin-Williams Co., Sr. Unsec. Notes
1.350% 12/15/2017	486,000	485,361

Communications (4.19%)
Amazon.com, Inc., Sr. Unsec. Notes
1.200% 11/29/2017	450,000	449,952
AT&T, Inc., Sr. Unsec. Notes
2.082% 06/30/2020(a)	455,000	460,533
eBay, Inc., Sr. Unsec. Notes
1.350% 07/15/2017	490,000	489,817
Time Warner Cable LLC, Sr. Sec. Notes
5.850% 05/01/2017	435,000	436,344
Verizon Communications, Inc., Sr. Unsec. Notes
1.100% 11/01/2017	440,000	439,456
Total Communications		2,276,102

Consumer, Cyclical (5.44%)
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
1.724% 12/06/2017	420,000	420,057
General Motors Financial Co., Inc., Sr. Sec. Notes
2.625% 07/10/2017	440,000	441,272
Macy's Retail Holdings, Inc., Sr. Unsec. Notes
7.450% 07/15/2017	430,000	437,550
McDonald's Corp., Sr. Unsec. Notes
Series GMTN, 5.800% 10/15/2017	215,000	219,950
Toyota Motor Credit Corp., Sr. Unsec. Notes
1.250% 10/05/2017	415,000	414,884
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
1.750% 11/17/2017	615,000	615,653
Whirlpool Corp., Sr. Unsec. Notes
1.650% 11/01/2017	400,000	400,142
Total Consumer, Cyclical		2,949,508

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	9

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (6.37%)
Actavis Funding SCS, Sr. Unsec. Notes
2.375% 03/12/2020(a)	$395,000	$403,938
Actavis, Inc., Sr. Unsec. Notes
1.875% 10/01/2017	440,000	440,469
AmerisourceBergen Corp., Sr. Unsec. Notes
1.150% 05/15/2017	225,000	224,937
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
1.375% 07/15/2017	170,000	169,841
Bunge Ltd. Finance Corp., Sr. Unsec. Notes
3.200% 06/15/2017	430,000	431,467
Cardinal Health, Inc., Sr. Unsec. Notes
1.900% 06/15/2017	400,000	400,403
The Kroger Co., Sr. Unsec. Notes
6.400% 08/15/2017	355,000	361,324
Molson Coors Brewing Co., Sr. Unsec. Notes
2.000% 05/01/2017	435,000	435,318
Pfizer, Inc., Sr. Unsec. Notes
1.100% 05/15/2017	330,000	329,930
Target Corp., Sr. Unsec. Notes
6.000% 01/15/2018	250,000	258,895
Total Consumer, Non-cyclical		3,456,522

Energy (4.68%)
BP Capital Markets PLC, Sr. Unsec. Notes
1.846% 05/05/2017	200,000	200,100
Chevron Corp., Sr. Unsec. Notes
1.104% 12/05/2017	400,000	399,378
ConocoPhillips Co., Sr. Unsec. Notes
1.050% 12/15/2017	445,000	443,408
Phillips 66, Sr. Unsec. Notes
2.950% 05/01/2017	470,000	470,540
Shell International Finance BV, Sr. Unesc. Notes
1.125% 08/21/2017	530,000	529,715
Total Capital International SA, Sr. Unsec. Notes
1.550% 06/28/2017	500,000	500,384
Total Energy		2,543,525

Financial (19.33%)
American Express Co., Sr. Unsec. Notes
6.150% 08/28/2017	250,000	254,543
Bank of America Corp., Sr. Unsec. Notes
6.000% 09/01/2017	200,000	203,615
Bank of America Corp., Subordinated Notes
5.700% 05/02/2017	380,000	381,257

See Notes to Consolidated Financial Statements.

10	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
Financial (continued)
The Bank of Nova Scotia, Sr. Unsec. Notes
Series BKNT, 1.250% 04/11/2017	$225,000	$225,001
1.375% 12/18/2017	220,000	219,937
BB&T Corp., Sr. Unsec. Notes
1.600% 08/15/2017	410,000	410,130
BNP Paribas SA, Sr. Unsec. Notes
2.375% 09/14/2017	425,000	426,288
Branch Banking & Trust Co., Sr. Unsec. Notes
1.482% 01/15/2020(a)	250,000	250,642
Capital One Financial Corp., Sr. Unsec. Notes
6.750% 09/15/2017	350,000	358,181
Citigroup, Inc., Sr. Unsec. Notes
1.800% 02/05/2018	250,000	250,182
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 2.822% 02/25/2021(a)	645,000	668,731
HCP, Inc., Sr. Unsec. Notes
5.625% 05/01/2017	350,000	351,045
JPMorgan Chase & Co., Sr. Unsec. Notes
2.000% 08/15/2017	215,000	215,503
2.535% 03/01/2021(a)	455,000	469,387
MetLife, Inc., Sr. Unsec. Notes
1.756% 12/15/2017	445,000	445,070
Morgan Stanley, Sr. Unsec. Notes
6.250% 08/28/2017	425,000	433,186
Nasdaq, Inc., Sr. Unsec. Notes
5.250% 01/16/2018	400,000	410,469
NYSE Holdings LLC, Sr. Unsec. Notes
2.000% 10/05/2017	295,000	296,063
PNC Bank NA, Subordinated Notes
Series BKNT, 4.875% 09/21/2017	430,000	436,265
Realty Income Corp., Sr. Unsec. Notes
2.000% 01/31/2018	410,000	410,773
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 1.800% 07/30/2018	310,000	310,487
Simon Property Group LP, Sr. Unsec. Notes
2.150% 09/15/2017	280,000	280,482
Sumitomo Mitsui Financial Group, Inc., Sr. Unsec. Notes
2.786% 03/09/2021(a)	285,000	294,325
Synchrony Financial, Sr. Unsec. Notes
1.875% 08/15/2017	370,000	370,165
US Bancorp, Sr. Unsec. Notes
1.650% 05/15/2017	210,000	210,019
1.683% 01/24/2022(a)	525,000	527,650
Ventas Realty LP / Ventas Capital Corp., Sr. Unsec. Notes
2.000% 02/15/2018	410,000	410,683

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	11

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
Financial (continued)
Wachovia Corp., Sr. Unsec. Notes
5.750% 06/15/2017	$400,000	$403,506
Wells Fargo & Co., Sr. Unsec. Notes
5.625% 12/11/2017	160,000	164,396
Welltower, Inc., Sr. Unsec. Notes
4.700% 09/15/2017	405,000	410,366
Total Financial		10,498,347

Industrial (2.82%)
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes
5.650% 05/01/2017	100,000	100,322
Eaton Corp., Sr. Unsec. Notes
1.500% 11/02/2017	460,000	460,007
General Electric Co., Sr. Unsec. Notes
5.250% 12/06/2017	395,000	405,046
Norfolk Southern Corp., Sr. Unsec. Notes
7.700% 05/15/2017	155,000	156,101
United Technologies Corp., Sr. Unsec. Notes
1.384% 11/01/2019(a)	410,000	412,813
Total Industrial		1,534,289

Technology (2.01%)
Apple, Inc., Sr. Unsec. Notes
1.538% 02/09/2022(a)	200,000	201,754
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	475,000	475,358
Oracle Corp., Sr. Unsec. Notes
1.200% 10/15/2017	415,000	414,927
Total Technology		1,092,039

Utilities (2.09%)
American Electric Power Co., Inc., Sr. Unsec. Notes
Series E, 1.650% 12/15/2017	354,000	353,958
Edison International, Sr. Unsec. Notes
3.750% 09/15/2017	325,000	328,552
Sempra Energy, Sr. Unsec. Notes
2.300% 04/01/2017	455,000	455,000
Total Utilities		1,137,510

TOTAL CORPORATE BONDS (Cost $25,950,555)		25,973,203

See Notes to Consolidated Financial Statements.

12	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (0.56%)
Export-Import Bank of Korea, Sr. Unsec. Notes
1.750% 02/27/2018	$305,000	$305,066

TOTAL GOVERNMENT BONDS (Cost $305,121)		305,066

MORTGAGE-BACKED SECURITIES (5.43%)
Commercial (2.15%)
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW17, 5.694% 08/11/2017(a)	265,860	267,769
CD Commercial Mortgage Trust
Series 2007-CD5, 5.886% 08/15/2017(a)	222,031	223,482
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2016	4,742	4,738
COMM Mortgage Trust
Series 2007-C9 A4, 5.808% 07/10/2017(a)	133,906	134,403
GS Mortgage Securities Trust
Series 2012-GCJ7, 2.318% 09/10/2017	101,263	101,242
Series 2011-GC5, 2.999% 08/10/2016	3,958	3,955
Morgan Stanley Capital I Trust
Series 2007-T27, 5.791% 06/11/2017(a)	201,673	201,944
WFRBS Commercial Mortgage Trust
Series 2012-C10, 1.765% 12/15/2017	165,777	166,450
Series 2013-C11, 2.029% 03/15/2045	61,477	61,633
Total Commercial		1,165,616

U.S. Government Agency (3.28%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, 1.932% 05/25/2024(a)	232,212	233,143
Series 2014-C03, 2.182% 07/25/2024(a)	235,292	235,899
Series 2016-C06, 2.282% 04/25/2029(a)	614,992	620,682
Series 2016-C04, 2.432% 01/25/2029(a)	562,482	568,757
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 3.382% 08/25/2024(a)	124,739	125,305
Total U.S. Government Agency		1,783,786

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,944,982)		2,949,402

MUNICIPAL BONDS (1.18%)
Certificate Participation (0.09%)
Volusia County School Board
4.000% 08/01/2017	50,000	50,518

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	13

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value (Note 2)
General Obligation (0.27%)
Lansing Community College
4.000% 05/01/2017	$85,000	$85,193
Poway Redevelopment Agency Successor Agency
1.280% 06/15/2017	60,000	60,029
Total General Obligation		145,222

General Obligation Unlimited (0.09%)
County of Hawaii HI
1.200% 09/01/2017	50,000	50,042

Revenue Bonds (0.73%)
Hudson County Improvement Authority
2.500% 06/27/2017	305,000	305,741
Lousiana Local Government Enviromental Facilities & Community Development Authority, Prefunded 10/01/17 @ 100
4.500% 10/01/2029(b)	60,000	61,087
Texas Transportation Commission State Highway Fund
5.000% 04/01/2017	30,000	30,000
Total Revenue Bonds		396,828

TOTAL MUNICIPAL BONDS (Cost $643,096)		642,610

U.S. TREASURY NOTES & BONDS (2.98%)
U.S. Treasury Note
0.875% 05/15/2017	1,620,000	1,620,400

TOTAL U.S. TREASURY NOTES & BONDS (Cost $1,620,328)		1,620,400

TOTAL INVESTMENTS (73.79%) (Cost $40,056,095)		$40,086,247

Other Assets In Excess Of Liabilities (26.21%)		14,241,360	(c)

NET ASSETS (100.00%)		$54,327,607

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2017.
(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

See Notes to Consolidated Financial Statements.

14	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)
Common Abbreviations:
GMTN - Global Medium Term Notes.
MTN - Medium Term Notes.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the  industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	15

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

TOTAL RETURN SWAP CONTRACTS
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $42,868,185)

Exposure by Manager

Underlying Manager	Exposure*	Strategy Description
H2O Asset Management	15.87%	Discretionary Macro | Fundamental
FORT	15.52%	Quantitative | Trend Anticipation
The Cambridge Strategy	14.18%	Quantitative | Fundamental & Technical Models
QMS Capital Management	14.08%	Quantitative | Fundamental & Technical Models
Abraham Trading Company	9.13%	Quantitative | Technical Models
Quantitative Investment Management	5.73%	Fundamental & Technical Models
Chesapeake Capital Corporation	5.19%	Trend Follower | Long-Term
Millburn Ridgefield Corporation	4.62%	Quantitative | Technical Models

*	Based on total Net Assets.

Exposure by Type

	Number of Contracts	Expiration Date Range
Agricultural Futures
Long
Cocoa Future	1.23	7/14/2017
Cotton No.2 Future	2.85	7/7/2017
FCOJ-A Future	0.37	5/10/2017
Lean Hog Future	1.08	04/17/17 - 07/17/17
Live Cattle Future	12.22	06/30/17 - 08/31/17
Random Length Lumber Future	4.45	5/15/2017
Soybeans Future	19.49	5/12/2017
Sugar No.11 Future	19.15	4/28/2017
	60.85

Short
Canola Future	(5.17)	5/12/2017
Cocoa Future	(19.01)	5/15/2017
Coffee C Future	(1.87)	5/18/2017
Corn Future	(66.95)	05/12/17 - 09/14/17
Cotton No.2 Future	(6.49)	5/8/2017

See Notes to Consolidated Financial Statements.

16	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
European Rapeseed Future	(1.72)	4/28/2017
Hard Red Spring Wheat Future	(0.62)	05/12/17 - 07/14/17
Hard Red Winter Wheat Future	(2.84)	05/12/17 - 07/14/17
Lean Hog Future	(5.56)	6/14/2017
Live Cattle Future	(0.18)	4/28/2017
London Cocoa Future	(15.90)	5/15/2017
Milling Wheat Future	(86.36)	5/10/2017
Robusta Coffee - New Future	(0.90)	5/31/2017
Rough Rice Future	(7.85)	5/12/2017
Soybean Meal Future	(8.44)	5/12/2017
Soybean Oil Future	(4.96)	5/12/2017
Soybeans Future	(24.27)	07/14/17 - 11/14/17
Sugar No.11 Future	(6.12)	6/30/2017
Wheat Future	(33.34)	05/12/17 - 09/14/17
White Maize Future	(0.69)	7/24/2017
White Sugar Future	(1.83)	04/13/17 - 07/14/17
Yellow Maize Future	(0.44)	7/24/2017
	(301.50)

Base Metal Futures
Long
Copper Future	15.94	05/26/17 - 07/27/17
Copper Grade A Future	0.23	6/21/2017
Primary High Grade Aluminium Future	15.63	05/17/17 - 06/21/17
Standard Lead Future	0.49	6/21/2017
Tin Future	0.10	6/21/2017
Zinc Future	5.74	04/19/17 - 06/21/17
	38.13

Short
Primary Nickel Future	(1.67)	6/21/2017
	(1.67)

Bond Futures
Long
10 year Italian Bond Future	40.39	6/8/2017
10 year Japanese Goverment Bond Future	3.09	6/13/2017
10 year US Treasury Notes Future	90.84	6/21/2017
30 year US Treasury Bonds Future	9.47	6/21/2017
Long Gilt Future	55.32	6/28/2017
Ultra Long-Term T Bond Future	4.35	6/21/2017
	203.46

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	17

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
Short
10 year Australian Treasury Bond Future	(19.53)	6/15/2017
10 year Canadian Govt Bond Future	(53.98)	6/21/2017
2 year Euro-Schatz Future	(12.12)	6/8/2017
2 year US Treasury Notes Future	(85.02)	6/30/2017
3 year Australian Treasury Bond Future	(29.11)	6/15/2017
5 year US Treasury Notes Future	(119.01)	6/30/2017
Euro-BOBL Future	(16.23)	6/8/2017
Euro-BUND Future	(36.53)	6/8/2017
Euro-BUXL Future	(0.71)	6/8/2017
Euro-OAT Futures	(1.42)	6/8/2017
	(373.67)

Bond Options
Long
5 year US Treasury Notes Option	23.59	04/21/17 - 05/26/17
	23.59

Short
5 year US Treasury Notes Option	(15.43)	05/26/17 - 05/26/17
	(15.43)

Energy Futures
Long
Brent Crude Monthly Future	0.18	05/31/17 - 07/31/17
Gasoline RBOB Future	4.21	04/28/17 - 06/30/17
Henry Hub Natural Gas Future	1.93	06/28/17 - 07/27/17
Light Sweet Crude Oil (WTI) Future	26.77	05/22/17 - 08/22/17
NY Harbour ULSD Future	7.32	4/28/2017
	44.90

Short
Brent Crude Monthly Future	(3.36)	4/28/2017
Gasoil Monthly Future	0.00	4/12/2017
Gasoline RBOB Future	(4.40)	5/31/2017
Henry Hub Natural Gas Future	(7.99)	04/26/17 - 05/26/17
Light Sweet Crude Oil (WTI) Future	(43.78)	4/20/2017
NY Harbour ULSD Future	(5.94)	05/31/17 - 07/31/17
WTI Crude Future	(1.62)	5/19/2017
	(67.09)

Equity Futures
Long
AEX Index Future	4.05	4/21/2017
CAC 40	1.78	4/21/2017

See Notes to Consolidated Financial Statements.

18	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
DAX Index Future	9.83	6/16/2017
DJ EURO STOXX Auto Future	1.84	6/16/2017
DJ EURO STOXX Banks Future	270.88	6/16/2017
DJ STOXX 600 Future	0.18	6/16/2017
DJ STOXX Telecomms Future	5.85	6/16/2017
E-mini Dow	46.17	6/16/2017
E-Mini Nasdaq-100	27.26	6/16/2017
E-Mini S&P 500	29.12	6/16/2017
E-Mini S&P MidCap 400	3.98	6/16/2017
FTSE 100 Index Future	20.18	6/16/2017
FTSE China A50 Index Future	2.49	4/27/2017
Hang Seng Index	4.98	4/27/2017
H-Shares Index	1.50	4/27/2017
Mini MSCI EAFE Index Future	8.06	6/16/2017
Mini MSCI Emerging Markets Index Future	8.40	6/16/2017
MSCI Taiwan Index Future	7.35	4/27/2017
Nikkei 225 (JPY) Future	1.06	6/8/2017
Nikkei 225 Index	3.71	6/8/2017
Nikkei 225 Mini (JPY) Future	10.47	6/8/2017
OSE JPX-Nikkei Index 400 Future	15.18	6/8/2017
Russell 2000 Mini Index	6.44	6/16/2017
S&P Canada 60 Index Future	8.86	6/15/2017
TOPIX Future	8.63	6/8/2017
	508.25

Short
EURO STOXX 50 Index Future	(31.86)	6/16/2017
FTSE MIB Index Future	(6.21)	6/16/2017
MSCI Singapore Index Future	(4.49)	4/27/2017
Nikkei 225 Future	(4.99)	6/8/2017
OMXS30	(13.10)	4/21/2017
SPI 200 Index	(15.98)	6/15/2017
	(76.62)

Equity Index Options
Long
DJ EURO STOXX Banks Option	56.76	04/21/17 - 04/21/17
SPX S&P 500 Monthly AM Settled Option	3.37	4/21/2017
	60.13

Short
DAX Index Option	(4.61)	06/16/17 - 06/16/17
DJ EURO STOXX Banks Option	(62.08)	04/21/17 - 05/19/17
SPX S&P 500 Monthly AM Settled Option	(1.35)	4/21/2017
	(68.04)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	19

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
FX Futures
Long
AUD/USD	25.69	6/19/2017
BRL/USD	17.34	4/28/2017
CHF/USD	0.41	6/19/2017
EUR/JPY	0.78	6/19/2017
JPY/USD	1.71	6/19/2017
NZD/USD	4.70	6/19/2017
RUB/USD	14.00	6/15/2017
USD/SEK Future	6.12	6/19/2017
ZAR/USD	5.49	6/19/2017
	76.24

Short
CAD/USD	(17.32)	6/20/2017
EUR/USD	(16.07)	6/19/2017
GBP/USD	(5.44)	6/19/2017
MXN/USD	(12.93)	6/19/2017
US Dollar Index Future	(0.32)	06/19/17 - 06/19/17
	(52.08)

Interest Rate Futures
Long
3 month Euro (EURIBOR)	53.01	09/18/17 - 03/18/19
3 month Sterling	84.68	09/20/17 - 03/20/19
90 Day Bank Accepted Bill Future	11.22	12/07/17 - 03/08/18
Eurodollar	45.86	12/18/17 - 03/18/19
Three Month Canadian Bankers Acceptance
Future	5.86	12/18/17 - 03/19/18
	200.63

Short
3 month Euro (EURIBOR)	(10.51)	3/19/2018
3 month EuroSwiss	(1.12)	9/18/2017
3 month Sterling	(58.04)	03/21/18 - 06/20/18
30 day Federal Funds Future	(2.25)	4/28/2017
90 Day Bank Accepted Bill Future	(4.44)	9/7/2017
Eurodollar	(106.81)	09/18/17 - 12/17/18
Three Month Canadian Bankers Acceptance
Future	(0.61)	9/18/2017
Three Month Euroyen Future	(0.37)	6/19/2017
	(184.16)

See Notes to Consolidated Financial Statements.

20	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
Power Futures and Forwards
Short
UK Natural Gas Monthly Future	(1.80)	4/27/2017
	(1.80)
Precious Metal Futures
Long
Gold Future	1.09	6/28/2017
Palladium Future	7.44	6/28/2017
Platinum Future	3.31	7/27/2017
Silver Future	11.71	5/26/2017
	23.54

Unrealized Depreciation
$(2,170,104)

Total return swap with Societe Generale Newedge UK Limited. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Societe Generale Newedge UK Limited. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee to Societe Generale Newedge UK Limited. (Notional Value $8,429,354)

Exposure by Manager

Underlying Manager	Exposure*	Strategy Description
Willowbridge Associates	15.68%	Discretionary Macro | Fundamental

*	Based on total Net Assets.

Exposure by Type
	Number of Contracts	Expiration Date Range
Base Metals
Long
Copper LME	11.00	17-May
Zinc LME	1.00	17-Apr
	12.00

Short
Copper LME	(12.00)	May 17 - Jun 17
Zinc LME	(1.00)	17-Apr
	(13.00)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	21

Insignia Macro Fund	Consolidated Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Contracts	Expiration Date Range
Energies Short
Crude Oil	(12.00)	17-Jun
	(12.00)

Interest Rates Long Term
Long
U.S. Treasury Bond	11.00	17-Jun
	11.00

Short
Japan Government Bond TIFFE	(1.00)	17-Jun
U.S. Treasury Bond	(22.00)	17-Jun
	(23.00)

Stock Indicies
Long
Emini S&P	25.00	17-Jun
	25.00

Short
Emini S&P	(78.00)	17-Jun
	(78.00)

Unrealized Appreciation
$125,702

Total Net Unrealized Depreciation on Swap Contracts
$(2,044,402)

See Notes to Consolidated Financial Statements.

22	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

ASSETS:
Investments, at value (cost $40,056,095)	$40,086,247
Cash	6,726,130
Deposit with broker for swap contracts (Note 3)	8,526,702
Unrealized appreciation on swap contracts	125,702
Receivable for swap contract payments	1,066,631
Receivable for shares sold	19,718
Interest and dividends receivable	198,634
Prepaid expenses and other assets	20,101
Total Assets	56,769,865

LIABILITIES:
Unrealized depreciation on swap contracts	2,170,104
Payable for investments purchased	115,109
Payable to adviser	54,808
Professional fees payable	27,897
Payable for administration fees	39,000
Payable for distribution and service fees	78
Payable to Trustees	3,115
Payable to Chief Compliance Officer	7,760
Accrued expenses and other liabilities	24,387
Total Liabilities	2,442,258
NET ASSETS	$54,327,607

NET ASSETS CONSIST OF:
Paid‐in capital (Note 7)	$56,386,093
Accumulated net investment loss	(229,702)
Accumulated net realized gain	185,466
Net unrealized depreciation	(2,014,250)
NET ASSETS	$54,327,607

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.96
Net Assets	$364,601
Shares of beneficial interest outstanding	36,606
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.54
Class I:
Net Asset Value, offering and redemption price per share	$9.96
Net Assets	$53,963,006
Shares of beneficial interest outstanding	5,417,604

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	23

Insignia Macro Fund	Consolidated Statement of Operations

For the Six Months ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Interest	$260,316
Foreign taxes withheld	(28)
Total Investment Income	260,288

EXPENSES:
Investment advisory fee (Note 8)	349,770
Administration fee	96,173
Distribution and service fees
Class A	465
Custodian fee	8,087
Legal fees	17,963
Audit and tax fees	14,198
Transfer agent fee	23,138
Trustees fees and expenses	2,648
Registration fees	15,355
Printing fees	3,316
Chief Compliance Officer fee	12,146
Insurance expense	1,557
Other expenses	9,280
Total Expenses	554,096
Less fees waived/reimbursed by investment advisor
Class A	(427)
Class I	(63,688)
Total fees waived/reimbursed by investment adviser (Note 8)	(64,115)
Net Expenses	489,981
NET INVESTMENT LOSS	(229,693)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(62,368)
Swap contracts	469,694
Net realized gain	407,326
Long‐term capital gain distributions from other investment companies	–

Change in unrealized appreciation/(depreciation) on:
Investments	6,742
Swap contracts	260,767
Net change	267,509

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	674,835
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$445,142

See Notes to Consolidated Financial Statements.

24	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statements of Changes in Net Assets

	Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
OPERATIONS:
Net investment loss	$(229,693)	$(612,637)
Net realized gain	407,326	619,980
Long‐term capital gain distributions from other investment companies	–	8,835
Net change in unrealized appreciation/(depreciation)	267,509	(1,853,298)
Net increase/(decrease) in net assets resulting from operations	445,142	(1,837,120)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(340)	(16,366)
Class I	(86,251)	(3,584,295)
Total distributions	(86,591)	(3,600,661)
BENEFICIAL SHARE TRANSACTIONS (Note 7):
Class A
Shares sold	69,218	270,991
Dividends reinvested	340	16,367
Shares redeemed	(25,878)	(216,343)
Redemption fees	–	445
Net increase from beneficial share transactions	43,680	71,460
Class I
Shares sold	3,658,026	8,163,166
Dividends reinvested	5,877	718,228
Shares redeemed	(8,235,744)	(9,543,928)
Redemption fees	5	32
Net decrease from beneficial share transactions	(4,571,836)	(662,502)
Net decrease in net assets	(4,169,605)	(6,028,823)
NET ASSETS:
Beginning of period	58,497,212	64,526,035
End of period(including accumulated net investment income/(loss) of $(229,702) and $86,582)	$54,327,607	$58,497,212

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	25

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.05)	(0.13)		(0.16)	(0.08)
Net realized and unrealized gain/(loss) on investments and swap contracts	0.12	(0.21)		0.61	0.50
Total from investment operations	0.07	(0.34)		0.45	0.42

LESS DISTRIBUTIONS:
From investment income	(0.01)	(0.60)		(0.04)	–
From net realized gain on investments	–	–		(0.01)	–
Total distributions	(0.01)	(0.60)		(0.05)	–
REDEMPTION FEES (Note 7)	–	0.02		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.06	(0.92)		0.40	0.42
NET ASSET VALUE, END OF PERIOD	$9.96	$9.90		$10.82	$10.42

TOTAL RETURN(c)	0.69%	(3.12	%)(d)	4.34%	4.20%

See Notes to Consolidated Financial Statements.

26	www.insigniafunds.com

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$365		$319	$274		$85

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.23	%(e)	2.20%	2.40%		80.48	%(e)
Operating expenses including reimbursement/waiver	2.00	%(e)	2.00%	1.96	%(f)	1.75	%(e)
Net investment loss including reimbursement/waiver	(1.07	%)(e)	(1.26%)	(1.44%)		(1.03	%)(e)

PORTFOLIO TURNOVER RATE(g)	62%		132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charge.

(d)
In 2016, the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.75% to 2.00% effective February 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized. See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	27

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.90	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)	(0.10)		(0.13)	(0.06)
Net realized and unrealized gain/(loss) on investments and swap contracts	0.11	(0.21)		0.59	0.48
Total from investment operations	0.07	(0.31)		0.46	0.42

LESS DISTRIBUTIONS:
From investment income	(0.01)	(0.61)		(0.05)	–
From net realized gain on investments	–	–		(0.01)	–
Total distributions	(0.01)	(0.61)		(0.06)	–
REDEMPTION FEES (Note 7)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.06	(0.92)		0.40	0.42
NET ASSET VALUE, END OF PERIOD	$9.96	$9.90		$10.82	$10.42

TOTAL RETURN(d)	0.76%	(3.06%	)(e)	4.39%	4.20%

See Notes to Consolidated Financial Statements.

28	www.insigniafunds.com

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	Six Months Ended March 31, 2017 (Unaudited)		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$53,963		$58,178	$64,252		$24,017

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.98	%(f)	1.94%	2.17%		3.62	%(f)
Operating expenses including reimbursement/waiver	1.75	%(f)	1.75%	1.69	%(g)	1.50	%(f)
Net investment loss including reimbursement/waiver	(0.82	%)(f)	(1.01%)	(1.18%)		(0.85	%)(f)

PORTFOLIO TURNOVER RATE(h)	62%		132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.

(f)	Annualized.
(g)	Contractual expense limitation changed from 1.50% to 1.75% effective February 1, 2015.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2017	29

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This semi‐annual report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long‐term risk‐adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of March 31, 2017, net assets of the Fund were $54,327,607, of which $10,394,201, or 19.13%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

30	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange‐traded open‐end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | March 31, 2017	31

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset‐Backed Securities	$–	$8,595,566	$–	$8,595,566
Corporate Bonds
Basic Materials	–	485,361	–	485,361
Communications	–	2,276,102	–	2,276,102
Consumer, Cyclical	–	2,949,508	–	2,949,508
Consumer, Non‐cyclical	–	3,456,522	–	3,456,522
Energy	–	2,543,525	–	2,543,525
Financial	–	10,498,347	–	10,498,347
Industrial	–	1,534,289	–	1,534,289
Technology	–	1,092,039	–	1,092,039
Utilities	–	1,137,510	–	1,137,510
Government Bonds	–	305,066	–	305,066
Mortgage‐Backed Securities	–	2,949,402	–	2,949,402
Municipal Bonds	–	642,610	–	642,610
U.S. Treasury Notes & Bonds	–	1,620,400	–	1,620,400
TOTAL	$–	$40,086,247	$–	$40,086,247

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets:
Total Return Swap Contracts	$–	$125,702	$–	$125,702
Liabilities:
Total Return Swap Contracts	$–	$(2,170,104)	$–	$(2,170,104)
Total	$–	$(2,044,402)	$–	$(2,044,402)

The Fund recognizes transfers between levels as of the end of the period. For the six months ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

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Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Semi-Annual Report | March 31, 2017	33

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

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Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations.

Semi-Annual Report | March 31, 2017	35

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at March 31, 2017 are disclosed in the Consolidated Portfolio of Investments.

The average notional shares of the Fund’s swap positions for the six months ended March 31, 2017 was $ 50,775,770.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2017:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation/ (Depreciation)	Liability Derivatives Gross Unrealized Appreciation/ (Depreciation)
Commodity Contracts (total return swap contracts)	Unrealized appreciation on swap contracts/ Unrealized depreciation on swap contracts	$125,702	$(2,170,104)
Total		$125,702	$(2,170,104)

The effect of derivative instruments on the Consolidated Statement of Operations for the six months ended March 31, 2017:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Operations Location	Realized Gain on Derivatives Recognized	Change in Unrealized Appreciation on Derivatives Recognized
Commodity Contracts (total return swap contracts)	Net realized gain/(loss) on Swap Contracts/ Change in unrealized appreciation/ (depreciation) on swap contracts	$469,694	$260,767
Total		$469,694	$260,767

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Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

4. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2017.

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount Payable
Liabilities
Total Return Swap Contracts	$2,170,104	$125,702	$2,044,402	$–	$(2,044,402)	$–
Total	$2,170,104	$125,702	$2,044,402	$–	$(2,044,402)	$–

(a)	These amounts are limited to the derivative liability balance and, accordingly, do not include excess collateral pledged.

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Accordingly, tax basis balances have not been determined as of the date of the semi‐annual.

Semi-Annual Report | March 31, 2017	37

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$3,600,661	$224,573
Total	$3,600,661	$224,573

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2017, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$57,234
Gross unrealized depreciation (excess of tax cost over value)	(27,412)
Net unrealized appreciation	$29,822
Cost of investments for income tax purposes	$40,056,425

6. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities, during the six months ended March 31, 2017 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$22,014,174	$23,459,225

Purchases and sales of U.S. Government Obligations during the six months ended March 31, 2017 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$3,979,245	$5,861,182

7. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre‐emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

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Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Shares redeemed within 60 days of purchase may incur a 1.00% short‐term redemption fee deducted from the redemption amount. For the six months ended March 31, 2017, the redemption fees charged by the Fund are presented in the Consolidated Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	Six Months Ended March 31, 2017 (Unaudited)	For the Year Ended September 30, 2016
Class A:
Shares sold	6,922	26,940
Shares issued in reinvestment of distributions to shareholders	34	1,600
Shares redeemed	(2,596)	(21,651)
Net increase from share transactions	4,360	6,889

Class I:
Shares sold	368,124	791,563
Shares issued in reinvestment of distributions to shareholders	589	70,208
Shares redeemed	(830,378)	(922,383)
Net decrease from share transactions	(461,665)	(60,612)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The Fund has one unaffiliated shareholder representing approximately 73% of total Fund shares. Share transaction activities of this shareholder could have a material impact on the Fund.

8. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Meritage Capital, LLC (“Meritage Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated a portion of the daily management of the Fund to Sage Advisory Services, Ltd. Co. (the “Sub‐Adviser”). The Adviser and the Sub‐Adviser manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets during the month. Pursuant to an Investment Sub‐Advisory Agreement (the “Sub‐Advisory Agreement”), the Adviser pays the Sub‐Adviser an annual sub‐advisory management fee of 0.10% for the first $25 million, 0.18% for the subsequent $25 million and 0.10% once assets have reached over $50 million, with a minimum annual fee of $25,000. These management fees are based on the Fund’s average daily net assets during the month and are paid on a monthly basis. The Adviser is required to pay all fees due to the Sub‐Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and Sub‐Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub‐Advisory Agreement for additional one‐year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub‐Advisory Agreement upon 60 days’ notice.

Semi-Annual Report | March 31, 2017	39

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b‐1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.75% of the Fund’s average daily net assets for Class A and Class I shares. The Fee Waiver Agreement is in effect through January 31, 2018. The Adviser will be permitted to recover, on a class‐by‐class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board. Fees waived or reimbursed for the period ended March 31, 2017 are disclosed in the Statement of Operations.

For the six‐month period ended March 31, 2017, the fee waivers and/or reimbursements were $427 and $63,688 for the Class A and Class I, respectively.

As of September 30, 2016, the balances of recoupable expenses were as follows:

	Expiring in 2017	Expiring in 2018	Expiring in 2019
Class A	$27,075	$849	$574
Class I	272,155	248,402	115,010

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the six months ended March 31, 2017 are disclosed in the Consolidated Statement of Operations. ALPS is reimbursed by the Fund for certain out‐of‐pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out‐of‐pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a‐1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out‐of‐pocket expenses.

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Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b‐1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Consolidated Statement of Operations.

9. TRUSTEES

As of March 31, 2017, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Effective October 1, 2016, the Independent Trustees receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. Prior to October 1, 2016, The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in‐person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings and for meeting‐related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | March 31, 2017	41

Insignia Macro Fund	Notes to Consolidated Financial Statements

March 31, 2017 (Unaudited)

11. SECURITIES AND EXCHANGE COMMISSION REGULATIONS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S‐X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S‐X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

12. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016‐19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement. The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique. It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique. The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016. Management is currently evaluating the impact of the ASU to the financial statements.

42	www.insigniafunds.com

Insignia Macro Fund	Additional Information

March 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll‐free) at 1‐855‐674‐4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll‐free) at 1‐855‐674‐4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Forms N‐Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3. DISCLOSURE REGARDING RENEWAL AND APPROVAL OF FUND ADVISORY AND SUB‐ADVISORY AGREEMENTS

On November 14, 2016, the Board of Trustees (the Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Meritage Capital, LLC (“Meritage Capital”), the Investment Sub‐Advisory Agreement between Meritage Capital and Sage Advisory Services Ltd. (“Sage Advisory”), and the Management Agreement between Meritage Capital and Insignia Global Macro Offshore Ltd. (the “Cayman Company”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Meritage Capital, the Investment Sub‐Advisory Agreement with Sage Advisory, and the Management Agreement with the Cayman Company, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Insignia Macro Fund (the “Insignia Fund”) and the Cayman Company:

Investment Advisory and Sub‐Advisory Fee Rates: The Trustees reviewed and considered (i) the contractual annual advisory fee paid by the Insignia Fund to Meritage Capital of 1.25% of the Insignia Fund’s daily average net assets, and (ii) the contractual annual sub‐advisory fee paid by Meritage Capital to Sage Advisory of 0.10% on the first $25 million, 0.18% on the next $25 million and 0.10% over $50 million, with an annual minimum of $25,000, in light of the extent and quality of the advisory services to be provided by each of Meritage Capital and Sage Advisory to the Insignia Fund.

The Trustees considered the information they received comparing the Insignia Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group selected by an independent consultant. The Trustees noted that the Insignia Fund’s contractual annual advisory fee of 1.25% is below the peer group average and the same as the peer group median. The Trustees further noted the following: (i) the Insignia Fund’s Class A total expense ratio of 1.96% is slightly below the peer group average and peer group median; and (ii) the Insignia Fund’s Class I total expense ratio of 1.50% is below the peer group average and peer group median. The Trustees noted that no fees were paid to Meritage Capital pursuant to the Management Agreement with the Cayman Company.

Semi-Annual Report | March 31, 2017	43

Insignia Macro Fund	Additional Information

March 31, 2017 (Unaudited)

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Insignia Fund under the Investment Advisory Agreement with Meritage Capital, under the Investment Sub‐Advisory Agreement with Sage Advisory, and under the Management Agreement with the Cayman Company. The Trustees reviewed certain background materials supplied by Meritage Capital and Sage Advisory in their presentations, including their Forms ADV.

The Trustees reviewed and considered Meritage Capital’s and Sage Advisory’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by Meritage Capital and Sage Advisory. The Trustees also reviewed the research and decision‐making processes utilized by Meritage Capital and Sage Advisory, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the Insignia Fund and the Cayman Company.

The Trustees considered the background and experience of Meritage Capital’s and Sage Advisory’s management in connection with the Insignia Fund and the Cayman Company, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Insignia Fund and the Cayman Company and the extent of the resources devoted to research and analysis of actual and potential investments. They discussed the respective duties of each firm. The Trustees also reviewed, among other things, Meritage Capital’s and Sage Advisory’s Codes of Ethics.

The Trustees noted the quality of services provided by Meritage Capital and Sage Advisory and noted no litigation matters as reported in the respective Form ADVs. The Trustees noted Meritage Capital’s culture of compliance and the recent addition of an in‐house chief compliance officer.

Performance: The Trustees reviewed performance information for the Insignia Fund’s Class A and Class I shares for the one‐year and year‐to‐date periods ended September 30, 2016. That review included a comparison of the Insignia Fund’s performance to the performance of a peer group of comparable funds. The Trustees noted that, for the one‐year period ended September 30, 2016, the performance of the Insignia Fund’s Class A shares was higher than the peer group average, and the below the peer group median, and the performance of the Insignia Fund’s Class I shares was below the peer group average and below the peer group median. The Trustees also considered Meritage Capital’s discussion of the top contributors to and detractors from the Insignia Fund’s performance results, as well as Meritage Capital’s and Sage Advisory’s performance and reputation generally and their investment techniques, risk management controls and decision‐making processes.

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Insignia Macro Fund	Additional Information

March 31, 2017 (Unaudited)

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by Meritage Capital regarding an account that employs a comparable strategy to the Insignia Fund and the fees charged with respect to that account. The Trustees noted that Meritage Capital currently manages a registered commodity pool with a similar investment objective to that of the Insignia Fund at a higher management fee than the Insignia Fund. The Trustees also noted that one of Meritage Capital’s stated reasons for the lower fees for the Insignia Fund is that, unlike the private commodity pool, the Insignia Fund accesses its managed futures exposure through total return swaps.

The Adviser’s Profitability: The Trustees received and considered current and projected profitability analyses prepared by each of Meritage Capital and Sage Advisory based on the fees paid under the Investment Advisory Agreement and Investment Sub‐Advisory Agreement, respectively. The Trustees considered the profits, if any, that have been realized or are anticipated to be realized by Meritage Capital and Sage Advisory in connection with the operation of the Insignia Fund. The Trustees also reviewed and discussed the financial statement information provided by Meritage Capital for its fiscal years ended December 31, 2016, as well as for the year‐to‐date period ended June 30, 2015 in order to analyze the financial condition and stability and profitability of Meritage Capital. The Trustees further reviewed and discussed the audited financial statements provided by Sage Advisory for its fiscal years ended December 31, 2013 and 2014 in order to analyze the financial condition and stability and profitability of Sage Advisory. The Trustees noted that the profitability of each of Sage Advisory and Meritage Capital appeared reasonable.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Insignia Fund will be passed along to the shareholders under the Investment Advisory Agreement. The Trustees noted that breakpoints were in place.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Meritage Capital and by Sage Advisory from their relationship with the Insignia Fund and the Cayman Company, noting that neither Meritage Capital nor Sage Advisory engages in soft dollar arrangements.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with Meritage Capital, the Investment Sub‐Advisory Agreement with Sage Advisory, and the Management Agreement with the Cayman Company

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Meritage Capital, the Investment Sub‐Advisory Agreement with Sage Advisory, and the Management Agreement with the Cayman Company. In selecting Meritage Capital as the Insignia Fund’s adviser and the fees charged under the Investment Advisory Agreement and Sage Advisory as the Insignia Fund’s sub‐adviser and the fees charged under the Investment Sub‐Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement and the Investment Sub‐Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

Semi-Annual Report | March 31, 2017	45

Insignia Macro Fund	Additional Information

March 31, 2017 (Unaudited)

•
the contractual annual advisory fee of 1.25% to be paid to Meritage Capital under the Investment Advisory Agreement and the contractual annual sub‐advisory fees of 0.10% on the first $25 million, 0.18% on the next $25 million and 0.10% over $50 million, with an annual minimum of $25,000, paid by Meritage Capital to Sage Advisory under the Investment Sub‐Advisory Agreement and the total expense ratios of 1.75% and 1.50% for the Class A and Class I shares, respectively, of the Insignia Fund, taking into account the contractual fee waiver in place, were fair to the Insignia Fund’s shareholders;

•	Fees paid to Sage Advisory by Meritage Capital were reasonable, based on the allocation of duties among Meritage Capital and Sage Advisory;
•	the terms and provisions of the fee waiver letter agreement between the Trust, on behalf of the Insignia Fund, and Meritage Capital were not unreasonable;
·	the nature, extent and quality of services rendered by Meritage Capital under the Investment Advisory Agreement and by Sage Advisory under the Investment Sub‐Advisory Agreement were adequate;
·
while the performance history of the Insignia Fund was short in that the Fund did not yet have a three‐year track record, and although the Insignia Fund underperformed relative to its peer group, the overall performance of the Insignia Fund was within an acceptable range of the performance of the funds in its peer group for the one‐year period ended September 30, 2015, and that performance was adequate.

·
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to each of Meritage Capital’s and Sage Advisory’s other clients employing a comparable strategy to the Insignia Fund were not indicative of any unreasonableness with respect to the advisory fee payable by the Insignia Fund;

·	the profit, if any, realized by Meritage Capital and Sage Advisory in connection with the operation of the Insignia Fund was not unreasonable to the Insignia Fund; and
·	there were no material economies of scale or other incidental benefits accruing to Meritage Capital or Sage Advisory in connection with their relationship with the Insignia Fund.

 Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Meritage Capital’s and Sage Advisory’s compensation for investment advisory and sub‐advisory services, respectively, is consistent with the best interests of the Insignia Fund and its shareholders.

46	www.insigniafunds.com

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# SEMI-ANNUAL REPORT

## MARCH 31, 2017

Class A (IGMFX)
Class I (IGMLX)

Insignia
macro fund

*Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Insignia Macro Fund*

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)
The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 6, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	June 6, 2017